EXHIBIT 10.2
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                                                                  EXECUTION COPY


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                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1996


                                  by and among


                          ASTA AUTO RECEIVABLES COMPANY

                                    as Seller


                               ASTA FUNDING, INC.

                                   as Servicer


                                       and


                          HARRIS TRUST AND SAVINGS BANK

                    as Trustee, Custodian and Backup Servicer


                                   $23,967,605


                             ASTA AUTO TRUST 1996-1
                Automobile Receivable Pass-Through Certificates


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                                TABLE OF CONTENTS

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                                    ARTICLE I

                              CREATION OF THE TRUST

Section 1.1      Creation of the Trust ....................................   1

                                   ARTICLE II

                                   DEFINITIONS

Section 2.1      Definitions ..............................................   1
Section 2.2      Usage of Terms ...........................................  16
Section 2.3      References ...............................................  16

                                   ARTICLE III

                                 THE RECEIVABLES

Section 3.1      Conveyance of Receivables ................................  16
Section 3.2      Transfer Intended as Sale; Precautionary
                   Security Interest ......................................  17
Section 3.3      Acceptance by Trustee ....................................  17
Section 3.4      Representations and Warranties of Seller .................  18
Section 3.5      Repurchase Upon Breach ...................................  23
Section 3.6      Custody of Receivable Files ..............................  23
Section 3.7      Duties of Custodian ......................................  26
Section 3.8      Instructions; Authority to Act ...........................  26
Section 3.9      Custodian's Indemnification ..............................  26
Section 3.10     Effective Period and Termination .........................  27

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.1      Duties of Servicer .......................................  27
Section 4.2      Collection and Allocation of Receivable Payments .........  27
Section 4.3      Realization Upon Receivables .............................  28
Section 4.4      Physical Damage Insurance; Other Insurance ...............  29
Section 4.5      Maintenance of Security Interests in
                   Financed Vehicles ......................................  29
Section 4.6      Covenants of Servicer ....................................  29
Section 4.7      Purchase of Receivables Upon Breach ......................  29
Section 4.8      Servicing Fee ............................................  30
Section 4.9      Servicer's Certificate ...................................  30


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Section 4.10     Annual Statement as to Compliance; Notice of Default .....  30
Section 4.11     Annual Independent Certified Public Accountant's Report ..  31
Section 4.12     Servicer Expenses ........................................  32
Section 4.13     Access to Certain Documentation and Information
                   Regarding Receivables ..................................  32
Section 4.14     Preparation and Verification of Servicer's Certificate ...  32
Section 4.15     Errors and Omissions .....................................  33

                                    ARTICLE V

                 DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

Section 5.1      Accounts .................................................  33
Section 5.2      Collections ..............................................  34
Section 5.3      Application of Collections ...............................  34
Section 5.4      Additional Deposits ......................................  34
Section 5.5      Distributions ............................................  34
Section 5.6      Reserve Account, Priority of Distributions ...............  36
Section 5.7      Simple Interest Differential Account .....................  37
Section 5.8      Statements to Certificateholders; Tax Returns ............  38
Section 5.9      Reliance on Information from the Servicer ................  40

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.1      The Certificates .........................................  41
Section 6.2      Appointment of Paying Agent ..............................  41
Section 6.3      Authenticating Agent .....................................  42
Section 6.4      Authentication of Certificates ...........................  43
Section 6.5      Registration of Transfer and Exchange of Certificates ....  43
Section 6.6      Mutilated, Destroyed, Lost, or Stolen Certificates .......  45
Section 6.7      Persons Deemed Owners ....................................  46
Section 6.8      Access to List of Certificateholders'
                   Names and Addresses ....................................  46
Section 6.9      Maintenance of Office or Agency ..........................  46

                                   ARTICLE VII

                                   THE SELLER

Section 7.1      Representations of Seller ................................  46
Section 7.2      Liability of Seller; Indemnities .........................  49
Section 7.3      Merger or Consolidation of, or Assumption of the
                   Obligations of, Seller .................................  50
Section 7.4      Limitation on Liability of Seller and Others .............  51


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Section 7.5      Seller May Own Certificates ..............................  51
Section 7.6      Covenants of the Seller ..................................  51
Section 7.7      Enforcement by Trustee ...................................  52
Section 7.8      No Bankruptcy Petition ...................................  54

                                  ARTICLE VIII

                                  THE SERVICER

Section 8.1      Representations of Servicer ..............................  54
Section 8.2      Indemnities of Servicer ..................................  56
Section 8.3      Merger or Consolidation of, or Assumption of the
                   Obligations of, Servicer or Backup Servicer ............  57
Section 8.4      Limitation on Liability of Servicer and Others ...........  58
Section 8.5      Servicer and Backup Servicer Not to Resign ...............  58

                                   ARTICLE IX

                                     DEFAULT
Section 9.1      Events of Default ........................................  58
Section 9.2      Appointment of Successor .................................  61
Section 9.3      Notification to Certificateholders .......................  62
Section 9.4      Action Upon Certain Failures of the Servicer .............  62
Section 9.5      Waiver of Past Defaults ..................................  62

                                    ARTICLE X

                                   THE TRUSTEE

Section 10.1     Duties of Trustee ........................................  62
Section 10.2     Trustee's Certificate ....................................  64
Section 10.3     Certain Matters Affecting Trustee ........................  64
Section 10.4     Trustee Not Liable for Certificates or Receivables .......  66
Section 10.5     Trustee May Own Certificates .............................  67
Section 10.6     Indemnity of Trustee .....................................  67
Section 10.7     Eligibility Requirements for Trustee .....................  67
Section 10.8     Resignation or Removal of Trustee ........................  68
Section 10.9     Successor Trustee ........................................  68
Section 10.10    Merger or Consolidation of Trustee .......................  69
Section 10.11    Appointment of Co-Trustee or Separate Trustee ............  69
Section 10.12    Representations and Warranties of Trustee ................  70
Section 10.13    No Bankruptcy Petition ...................................  70
Section 10.14    Trustee May Enforce Clainis Without Possession of
                 Certificates .............................................  71


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Section 10.15    Trustee Not Liable for Losses ............................  71
Section 10.16    Application of Article X .................................  71

                                   ARTICLE XI

                                   TERMINATION

Section 11.1     Termination of the Trust .................................  71
Section 11.2     Optional Purchase of all Receivables .....................  72
Section 11.3     Rights upon the Occurrence of Certain Events .............  72

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.1     Amendment ................................................  73
Section 12.2     Protection of Title to Trust .............................  74
Section 12.3     Limitation on Rights of Certificateholders ...............  77
Section 12.4     Governing Law ............................................  77
Section 12.5     Notices ..................................................  77
Section 12.6     Severability of Provisions ...............................  78
Section 12.7     Assignment ...............................................  78
Section 12.8     Certificates Nonassessable and Fully Paid ................  78
Section 12.9     Nonpetition Covenant .....................................  78
Section 12.10    Third Party Beneficiaries ................................  79
Section 12.11    Agent for Service ........................................  79
Section 12.12    Tax Treatment ............................................  79
Section 12.13    Seller's Partnership Interest ............................  79
Section 12.14    Liabilities ..............................................  79
Section 12.15    Withholding ..............................................  80


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EXHIBITS

      Exhibit A     Form of Class A Certificate
      Exhibit B     Form of Class B Certificate
      Exhibit C     Form of Class C Certificate
      Exhibit D-1   Form of Trustee's Certificate (Seller)
      Exhibit D-2   Form of Trustee's Certificate (Servicer)
      Exhibit E     Form of Servicer's Certificate
      Exhibit F     List of Lock-Boxes, Lock-Box Accounts and Lock-Box Banks
      Exhibit G     Form of Investor Representation Letter
      Exhibit H     Underwriting Guidelines
      Exhibit I     VSI Insurance Policy
      Exhibit J     Form of Request for Release of Documents
      Exhibit K     Form of Certificate of Non-Foreign Status


SCHEDULES

      Schedule I    Schedule of Receivables
      Schedule 2    Location of Receivable Files
      Schedule 3    Fees of Trustee, Custodian and Backup Servicer
      Schedule 4    Schedule of Incomplete File Loans


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            This POOLING AND SERVICING AGREEMENT, dated as of September 1, 1996, is made with respect to the formation of the ASTA AUTO TRUST 1996-1 among ASTA AUTO RECEIVABLES COMPANY, a Delaware corporation, as Seller (in such capacity, the "Seller"), ASTA FUNDING, INC., a Delaware corporation, as Servicer (in such capacity, the "Servicer"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banning corporation, as Trustee, Custodian and Backup Servicer (in such capacities, the "Trustee," "Custodian" and "Backup Servicer," respectively).

            WITNESSETH THAT: In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                            CREATION OF THE TRUST

            Section 1.1 Creation of the Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the Asta Auto Trust 1996-1.

                                   ARTICLE II

                                   DEFINITIONS

            Section 2.1 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            "Actuarial Receivable" means any Receivable that provides for the amortization of the amount financed under the Receivable over a series of fixed, level monthly payments. Each monthly payment, including the monthly installment representing the final payment on the Receivable, consists of an amount of interest equal to 1/12th of the stated APR multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of such monthly payment.

            "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by or is under common control with such person. For purposes of this definition of "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" means this Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

            "Amount Financed" with respect to a Receivable means the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

            "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

            "Asta Funding" means Asta Funding, Inc., a Delaware corporation, and its successors and assigns.

            "Assumption Date" shall have the meaning specified in Section
9.2(a).

            "Authenticating Agent" has the meaning assigned to such term in
Section 6.3.

            "Available Interest Distribution Amount" means, for any Distribution Date, the sum (without duplication) of the following amounts received with respect to the preceding Collection Period: (i) that portion of all collections on Receivables attributable to interest, (ii) Liquidation Proceeds attributable to interest with respect to the Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds attributable to interest from recoveries with respect to Liquidated Receivables that became Liquidated Receivables during prior Collection Periods: arid (iv) the Purchase Amount of each Receivable that became a Purchased Receivable during the related Collection Period to the extent attributable to accrued interest on such Receivable: provided, however, that in calculating the Available Interest Distribution Amount, all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the principal portion of the Purchase Amount of which has been included in the Available Principal Distribution Amount in a prior Collection Period will be excluded.

            "Available Principal Distribution Amount" means, for any Distribution Date, the sum (without duplication) of the following amounts received with respect to the preceding Collection Period: (i) that portion of all collections on Receivables allocable to principal; (ii) Liquidation Proceeds attributable to principal with respect to Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds attributable to principal from recoveries with respect to Liquidated Receivables that became Liquidated Receivables during prior Collection Periods; (iv) the amount, if any, to be withdrawn from the Simple Interest Differential Account with respect to such Distribution Date; and (v) to the extent attributable to principal, the Purchase Amount of each Receivable that became a Purchased Receivable during the related Collection Period; provided, however, that, in calculating the Available Principal Distribution Amount, all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the principal portion of the Purchase Amount of which has been included in the Available Principal Distribution Amount in a prior Collection Period that are allocable to principal will be excluded.

            "Backup Servicer" means Harris Trust and Savings Bank in its capacity as Backup Servicer pursuant to the terms of the Servicing Assumption Agreement.

            "Backup Servicing Fee" means the monthly fee payable to the Backup Servicer for services rendered during the respective Collection Period in the amount specified in Schedule 3 hereto.


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            "Backup Servicing Officer" means any person whose name appears on a list of Backup Servicing Officers delivered to the Trustee, as the same may be amended from time to time.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, the State in which the Corporate Trust Office is located or the State in which the executive offices of the Servicer are located shall be authorized or obligated by law, executive order or governmental decree to be closed.

            "Certificate Account" means the account designated as such, established and maintained pursuant to Section 5.1.

            "Certificateholder" or "Holder" means the Person in whose name the respective Certificate shall be registered in the Certificate Register, except solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller or the Servicer, or any Affiliate of either of them, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

            "Certificate Register" and "Certificate Registrar" mean, respectively, the register maintained, and the Certificate Registrar appointed, pursuant to Section 6.5.

            "Certificates" means, collectively, the Class A Certificates, the Class B Certificates and the Class C Certificates.

            "Class" means all Certificates having the same order of priority and bearing the same alphabetical designation ("A", "B" or "C").

            "Class A Certificate" means any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

            "Class A Certificate Balance" shall initially equal the Class A Original Class Certificate Balance and thereafter shall equal the Class A Original Class Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

            "Class A Distributable Amount" means, with respect to each Distribution Date, the sum of the Class A Interest Distributable Amount and the Class A Interest Carryover Shortfall for the prior Distribution Date and the Class A Principal Distributable Amount and the Class A Principal Carryover Shortfall for the prior Distribution Date.

            "Class A Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date and any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Rate from such preceding Distribution Date through the current Distribution Date


                                       3
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(calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

            "Class A Interest Distributable Amount" means, for any Distribution Date, 30 days of interest at the Class A Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months).

            "Class A Percentage" shall be 92%.

            "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the Holders of the Class A Certificates actually received on such current Distribution Date.

            "Class A Principal Distributable Amount" means, with respect to any Distribution Date, the Class A Percentage of the Principal Distributable Amount.

            "Class A Rate" means 7.60% of interest per annum.

            "Class B Certificate" means any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

            "Class B Certificate Balance" shall equal, initially, the Class B Original Class Certificate Balance and, thereafter, shall equal the Class B Original Class Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders and allocable to principal.

            "Class B Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Interest Distributable Amount and the Class B Interest Carryover Shortfall for the prior Distribution Date and the Class A Principal Distributable Amount and the Class A Principal Carryover Shortfall for the prior Distribution Date.

            "Class B Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date and any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class B Certificates actually received on such current Distribution Date.

            "Class B Interest Distributable Amount" means, for any Distribution Date, 30 days of interest at the Class B Rate on the Class B Certificate Balance as of the close of business


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

on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months)

            "Class B Percentage" shall be 4%.

            "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall on the preceding Distribution Date over the amount of principal that the Holders of the Class B Certificates actually received on such current Distribution Date.

            "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the Class B Percentage of the Principal Distributable Amount.

            "Class B Rate" means 8.60% of interest per annum.

            "Class Certificate Balance" means, with respect to the applicable Class of Certificates, the Class A Certificate Balance, the Class B Certificate Balance or the Class C Certificate Balance.

            "Class C Certificate" means any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit C hereto.

            "Class C Certificate Balance" shall equal, initially, the Class C Original Class Certificate Balance and thereafter shall equal the Class C Original Class Certificate Balance reduced by all amounts previously distributed to Class C Certificateholders and allocable to principal.

            "Class C Distributable Amount" means, with respect to each Distribution Date, the sum of the Class C Interest Distributable Amount and the Class C Interest Carryover Shortfall for the prior Distribution Date and the Class C Principal Distributable Amount and the Class C Principal Carryover Shortfall for the prior Distribution Date.

            "Class C Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class C Interest Distributable Amount for such Distribution Date and any outstanding Class C Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class C Interest Carryover Shortfall, to the extent permitted by law, at the Class C Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class C Certificates actually received on such current Distribution Date.

            "Class C Interest Distributable Amount" means, for any Distribution Date, 30 days of interest at the Class C Rate on the Class C Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months).


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

            "Class C Percentage" shall be 4%.

            "Class C Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class C Principal Distributable Amount and any outstanding Class C Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the Holders of the Class C Certificates actually received on such current Distribution Date.

            "Class C Principal Distributable Amount" means, with respect to any Distribution Date, the Class C Percentage of the Principal Distributable Amount.

            "Class C Rate" means 12.70% of interest per annum.

            "Class Factor" as of the close of business on the last day of the Collection Period, means with respect to each Class of Certificates, a seven-digit decimal figure equal to the Class Certificate Balance of such Class as of such date divided by the Original Class Certificate Balance thereof. The Class Factor will be 1.0000000 as of the Cutoff Date; thereafter, the Class Factor will decline to reflect reductions in the Class Certificate Balance.

            "Closing Date" means September 30,1996.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1.

            "Collection Period" means a calendar month. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined at the end of the day on such last day: (a) all applications of collections, and (b) all distributions. A Collection Period with respect to a Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

            "Corporate Trust Office" at the date hereof is located at:

                Harris Trust and Savings Bank
                311 West Monroe Street
                Chicago, Illinois 60606
                Attention: Indenture Trust Administration
                Telecopy No.: (312) 461-3525

            "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to the difference between the Principal Balance of such Receivable immediately prior to the issuance of such order and the Principal Balance of such Receivable as so reduced or the net present value (using as the discount rate, the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified or restructured by such order. A Cram Down Loss shall be deemed to have occurred on the date of issuance of such order.

            "Cross-Acceleration Amount" shall have the meaning specified in
Section 9.1(e).

            "Custodian" means the Person acting as custodian of the Trust pursuant to Section 3.6 of this Agreement, the successor in interest and any successor Custodian.

            "Custodian Fees" means the monthly fee payable on each Distribution Date to the Custodian for services rendered during the respective Collection Period, in the amount specified in Schedule 3 hereto.

            "Cutoff Date" shall be the opening of business on September 1, 1996, unless the applicable Receivable was purchased by Asta Funding on or after September 1, 1996 and prior to the close of business on September 10, 1996, in which case the Cutoff Date for such Receivable shall be its origination date; provided, however, that the Cutoff Date for Qualified Substitute Loans shall be the date of substitution.

            "Dealer" means the dealer who financed and sold a Financed Vehicle and with respect to which Asta Funding purchased the respective Receivable and sold it to the Seller.

            "Determination Date" means the earlier of (i) the ninth Business Day of each calendar month and (ii) the fourth Business Day preceding the related Distribution Date.

            "Distribution Date" means, for each Collection Period, the 20th of the following month, or if the 20th is not a Business Day, the next following Business Day, commencing on October 21, 1996.

            "Eligible Account" means (a) a segregated account or accounts maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least A by the Rating Agency at the time of any deposit therein, or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

            "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

            (i) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

            (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a short-term credit rating from the Rating Agency in the highest investment category granted thereby;

            (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency in the highest investment category granted thereby;

            (iv) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (v) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated not less than the highest investment category granted by the Rating Agency;

            (vi) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a short-term rating, at the time of such investment, from both Standard & Poor's and Moody's in the highest investment category granted thereby; and

            (vii) any other investment that is approved in writing by the Rating Agency.

            Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

            "ERISA" shall have the meaning specified in Section 6.5(c)(iv).

            "Escrow Account" means the account designated as such, established and maintained pursuant to Section 3.6.

            "Event of Default" means an event set forth in Section 9.1.

            "Excess Interest" means the amount payable to the Seller on each Distribution Date pursuant to Section 5.5(c)(ix).

            "Final Scheduled Distribution Date" shall be the April 20, 2002 Distribution Date.

            "Financed Vehicle" means a new or used automobile, van or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

            "Incomplete File Loans" shall have the meaning set forth in Section
3.6 hereof.

            "Insurance Policy" means, with respect to a Receivable, any comprehensive, collision, fire and theft insurance policy required to be maintained by the Obligor with respect to the Financed Vehicle, the VSI Insurance Policy and any credit life, credit accident and credit disability insurance policies or certificates of insurance maintained by the Obligor or the Seller relating to the Financed Vehicles or the Obligors.

            "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens and any liens which attach to the respective Receivable by operation of law or unpaid storage or repair charges that may arise after the Closing Date.

            "Liquidated Receivable" means any Receivable (i) that has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) as to which all or any part of a Scheduled Payment in an amount of more than five percent (5%) of such Scheduled Payment is 120 days or more delinquent as of the end of a Collection Period or (iii) with respect to which proceeds have been received that, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

            "Liquidation Proceeds" means the monies collected from whatever source on a Liquidated Receivable during the respective Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation and any amounts required by law to be remitted to the Obligor.

            "Lock-Box" means the post office box or other mailing location in the name of the Trustee identified in Exhibit F hereto maintained by the Lock-Box Bank for the purpose of receiving payments by Obligors for subsequent deposit into a Lock-Box Account.

            "Lock-Box Account" means the account, which shall be an Eligible Account established and maintained pursuant to Section 5.1 hereof.

            "Lock-Box Bank" means, as of any date, the bank set forth in Exhibit F hereto (including its successors) and any other bank that becomes a Lock-Box Bank pursuant to Section 5.1 and that holds, or may in the future hold, the Lock-Box Account for depositing payments made by Obligors.

            "Majority Certificateholders" means the Holders of Certificates evidencing not less than 51 % of the Voting Interests thereof.

            "Moody's" means Moody's Investors Service, Inc., or its successor.

            "Net Losses" means, with respect to a Collection Period, the sum of
(a) the sum of the Principal Balances of Receivables that became Liquidated Receivables during such Collection Period minus Liquidation Proceeds and (b) Cram Down Losses incurred during such Collection Period minus (c) recoveries received during such Collection Period on Liquidated

Receivables of prior Collection Periods minus (d) recoveries, if any, received during such Collection Period on Cram Down Losses incurred during such Collection Period and during prior Collection Periods.

            "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

            "Officer's Certificate" means a certificate signed by the chief executive officer, chief financial officer, the president, any vice president, the treasurer, the controller of Asta Funding, the Seller, or the Servicer, as appropriate.

            "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Seller or Servicer, which counsel shall be reasonably acceptable to the Trustee and which opinion shall be acceptable to the Trustee in form and substance. Such Opinion of Counsel may rely with respect to matters of fact on an Officer's Certificate or certificates of public officials.

            "Optional Purchase Percentage" shall be 10% or less.

            "Original Pool Balance" means the Pool Balance as of the Cutoff Date, which is $23,967,605.26.

            "Original Class Certificate Balance" means, with respect to the Class A Certificates, $22,050,197; with respect to the Class B Certificates, $958,704; and, with respect to the Class C Certificates, $958,704.

            "Paying Agent" shall have the meaning set forth in Section 6.2.

            "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

            "Pool Balance" as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

            "Pool Factor" as of the close of business on the last day of a Collection Period, means a seven-digit decimal figure equal to the Pool Balance on such day divided by the Original Pool Balance. The Pool Factor will be
1.0000000 as of the Cutoff Date; thereafter, the Pool Factor will decline to reflect reductions in the Pool Balance.

            "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of
(i) that portion of all Scheduled Payments made by or on behalf of the Obligor on or prior to such day allocable to principal using the Simple Interest Method;
(ii) any refunded portion of any Insurance Policy premiums or other amounts included in the Amount Financed; (lii) any payment of the Purchase

Amount with respect to the Receivable allocable to principal; (iv) any prepayment applied to reduce the Principal Balance of the Receivable; and (v) any Cram Down Loss or Simple Interest Differential Adjustment in respect of such Receivable (without duplication of amounts included above).

            "Principal Distributable Amount" means, (i) the amount of all Scheduled Payments collected during the related Collection Period and allocated to principal under the Simple Interest Method; (ii) the principal portion of all prepayments (whether in whole or in part) on Receivables (without duplication of amounts included in clause (i) above and clause (iv) below) received during the related Collection Period including refunded portions of Insurance Policy premiums or other amounts included in the Amount Financed; (iii) the Principal Balance of each Receivable that became a Purchased Receivable during the related Collection Period (without duplication of amounts referred to in clauses (i) and (ii) above or clause (iv) below); (iv) the Principal Balance of each Receivable that became a Liquidated Receivable during the related Collection Period (without duplication of the amounts included in clause (i) and (ii) above); (v) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period (without duplication of amounts included above); and
(vi) the aggregate amount of Simple Interest Differential Adjustments that shall have occurred during the related Collection Period; provided, however, that, in calculating the Principal Distributable Amount, all payments and proceeds of any Purchased Receivable the Purchase Amount of which has been included in the Principal Distributable Amount in a prior Collection Period shall be excluded.

            "Program" shall have the meaning set forth in Section 4.11.

            "Purchase Agreement" means the agreement dated as of September 1, 1996 relating to the purchase of the Receivables by the Seller from Asta Funding.

            "Purchase Amount" equals, as of any date of determination, the Principal Balance plus interest thereon at the respective APR to the last day of the month of repurchase.

            "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.7 or by Asta Funding pursuant to Section 3.5.

            "Qualified Substitute Receivable" means a Receivable substituted by Asta Funding for an Incomplete File Loan, which such Qualified Substitute Receivable must, on the date of substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have a current Principal Balance not in excess of the current Principal Balance of such Incomplete File Loan (the amount of any shortfall in Principal Balance to be deposited by the Trustee from the Escrow Account into the Collection Account in the month of such substitution as a collection of principal of such Receivable); (ii) have an APR not more than 1% per annum lower than the weighted average APR of the Receivables in the Trust as of the Closing Date; (iii) have a scheduled maturity which, together with all prior substituted Receivables, does not cause the weighted average remaining term of the Receivables, to be more than one month longer or one month shorter than that of the Receivables in the Trust as of the Closing Date; (iv) not have an Obligor in a State that will cause the geographic concentration of Obligors in such State with respect to all Receivables, including all prior substituted Receivables, to be 2% greater than the concentration of Obligors in such State with respect to the Receivables in the Trust on the Closing Date and (v) comply with each representation and warranty set forth in Section 3.4 hereof.

            "Rating Agency" means Duff & Phelps Credit Rating Co., or its successor, as the statistical credit rating agency that rated the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Trustee.

            "Realized Losses" means the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period in which the Receivable became a Liquidated Receivable.

            "Receivable" means any retail installment sale contract set forth on
Schedule I hereto (which Schedule I may be in the form of microfiche), each of which shall be Actuarial Receivables; provided, however, that the portion of a payment allocable to interest and the portion allocable to principal with respect to each Receivable shall be determined herein according to the Simple Interest Method.

            "Receivable Files" means the documents specified in Section 3.6(a).

            "Record Date" means, with respect to each Distribution Date, the last Business Day of the immediately preceding calendar month, except that the Record Date with respect to the first Distribution Date will be the Closing Date.

            "Repossession Inventory Rate" means, with respect to a Collection Period the fraction, expressed as a percentage, equal to the sum of the aggregate outstanding Principal Balance of Receivables as to which the related Financed Vehicles have been repossessed but not yet liquidated by the Servicer as of the end of such Collection Period divided by the Pool Balance as of the end of such Collection Period.

            "Required Deposit Rating" shall be a rating of an institution which has a short term deposit rating of at least D-1+ by the Rating Agency and a long term deposit rating of at least AA by the Rating Agency or in the event such institution is not rated by the Rating Agency, an equivalent rating from each of Standard & Poor's and Moody's.

            "Reserve Account" means the account, which shall be an Eligible Account, established and maintained pursuant to Section 5.6 hereof.

            "Reserve Account Balance" means the amount on deposit in the Reserve Account as of any date of determination.

            "Reserve Account Draw" shall have the meaning set forth in Section 5.6(f).

            "Reserve Account Initial Deposit" means $958,704.21, an amount equal to 4% of the Original Pool Balance as of the Cutoff Date, which amount shall be deposited in the Reserve Account on the Closing Date pursuant to Section 5.6(b) hereof.

            "Reserve Account Property" shall have the meaning set forth in
Section 5.6(d).

            "Reserve Requirement" means, as of any Distribution Date, after giving effect to distributions of principal on such date, an amount equal to the greatest of the following provisions that are applicable as of such date:

            (i)   eight percent (8%) of the Pool Balance;

            (ii) twelve percent (12%) of the Pool Balance if, as of the end of any Collection Period, the 60 Day + Delinquency Rate is greater than 2.25% of the Pool Balance, in which event the Reserve Requirement shall remain at 12% of the Pool Balance until such time as the 60 Day + Delinquency Rate equals or drops below 2.25% for three (3) consecutive subsequent Collection Periods at which point the Reserve Requirement will be reduced to eight percent (8%) (the Reserve Requirement may be reduced only one time under this provision);

            (iii) twelve percent (12%) of the Pool Balance if the Repossession
                  Inventory Rate is greater than 4.50% of the Pool Balance, in which event the Reserve Requirement shall remain at 12% of the Pool Balance until such time as the Repossession Inventory Rate equals or drops below 4.50% for three (3) consecutive subsequent Collection Periods at which point the Reserve Requirement will be reduced to eight percent (8%) (the Reserve Requirement may be reduced only one time under this provision);

            (iv) twelve percent (12%) of the Pool Balance if the cumulative Net Losses exceed seven percent (7%) of the Original Pool Balance; provided, however, that if the cumulative Net Losses exceed ten percent (10%) of the Original Pool Balance, the Reserve Account Requirement shall equal the Pool Balance; or

            (v) the lesser of 2% of the Original Pool Balance and the then current Pool Balance.

            "Scheduled Payment" on a Receivable means that payment required to be made by the Obligor during the respective Collection Period which, together with all other scheduled payments thereon, will be sufficient to amortize the Principal Balance under the actuarial method set forth in the related Contract over the term of the Receivable and to provide interest at the APR.

            "Securities Act" shall have the meaning set forth in Section 6.5(b).

            "Seller" means Asta Auto Receivables Company as the seller of the Receivables hereunder, and each successor to the Seller (in the same capacity) pursuant to Section 7.3.

            "Seller Partnership Interest" means at any time of measurement, ownership of (i) Certificates representing at least 1% of the outstanding Principal Balance of each Class of the Certificates, (ii) the Excess Interest,
(iii) the Seller's interest in the Reserve Account and (iv) the Simple Interest Differential Account.

            "Servicer" means Asta Funding as the servicer of the Receivables that were purchased by the Seller, and each successor to Asta Funding (in the same capacity) pursuant to Section 8.3(a) or 9.2.

            "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer or Backup Servicing Officer pursuant to Section 4.9, substantially in the form of Exhibit E hereto.

            "Servicing Assumption Agreement" means the Servicing Assumption Agreement, dated as of September 1, 1996, among Asta Funding, the Backup Servicer and the Trustee. as the same may be amended or supplemented in accordance with its terms.

            "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 4.8.

            "Servicing Officer" means any person whose name appears on a list of Servicing Officers delivered to the Trustee, as the same may be amended from time to time.

            "Servicing Rate" shall be 3.00% per annum.

            "Simple Interest Differential Account" means the account, which shall be an Eligible Account, established and maintained pursuant to Section 5.7 hereof.

            "Simple Interest Differential Adjustment" shall have the meaning specified in Section 5.7.

            "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by a fraction the numerator of which is the number of days elapsed since the preceding payment was made and the denominator of which is 365.

            "60 Day + Delinquency Rate" means, with respect to any Collection Period, the fraction, expressed as a percentage, equal to the sum of the aggregate outstanding Principal Balance of Receivables (other than the aggregate Principal Balance of Liquidated Receivables and repossessed vehicles) as to which Obligors are more than 60 days past due in making Scheduled Payments as of the end of such Collection Period divided by the Pool Balance as of the end of such Collection Period. For purposes of the foregoing definition only, a Scheduled Payment shall be considered to be made if 95 % or more of such Scheduled Payment is made.

            "Standard & Poor's" means Standard & Poor's Ratings Services or its successor.

            "State" means any state of the United States of America, or the District of Columbia.

            "Successor Bank" shall have the meaning set forth in Section 5.1.

            "Total Available Distribution Amount" shall mean, for each Distribution Date. the sum of the Available Interest Distribution Amount and the Available Principal Distribution Amount.

            "Trust" means the Asta Auto Trust 1996-1 created by this Agreement, the estate of which shall consist of the Trust Property.

            "Trust Property" shall have the meaning set forth in Section 3.2.

            "Trustee" means the Person acting as Trustee hereunder, its successor in interest, and any successor Trustee appointed pursuant to Section 10.8.

            "Trustee Fee" means the monthly fee payable on each Distribution Date to the Trustee for services rendered during the respective Collection Period, in the amount specified in Schedule 3 hereto.

            "Trustee Officer" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Trustee's Certificate" means a certificate completed and executed by the Trustee by a Trustee Officer pursuant to Section 10.2, substantially in the form of, in the case of assignment to Asta Funding, Exhibit D-1 hereto and in the case of an assignment to the Servicer, Exhibit D-2 hereto.

            "UCC" means the Uniform Commercial Code, as amended from time to time, as in effect in the States of New Jersey and Illinois and in any other State where the filing of a financing statement is required to perfect an interest in the Receivables and the proceeds thereof or in any other specified jurisdiction.

            "Underwriting Guidelines" means the Underwriting guidelines of Asta Funding with respect to each of its programs, copies of which are attached hereto as Exhibit H.

            "Voting Interests" means the portion of the voting interests of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. Voting Interests shall be allocated to the Class A, Class B and Class C Certificates, respectively, in proportion to their respective Class Certificate Balances. Voting Interests allocated to each Class of Certificates shall be allocated among the Certificates within each such Class in proportion to their respective Certificate Balances. Where the Voting Interests are relevant in determining whether the vote of the requisite percentage of the Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Certificate registered in the name of the Servicer, Asta Funding, the Seller or any Person known to a Trustee Officer to be an Affiliate of any such foregoing entities, unless such entity owns all affected Certificates.

            "VSI Insurance Policy" means the Vendor's Single Interest Physical Damage Insurance Policy attached hereto as Exhibit I issued by the VSI Insurer, including all endorsements thereto or any replacement policy under Section 4.4.

            "VSI Insurer" means certain underwriters at Lloyd's, London, England or any issuer of a replacement VSI Insurance Policy under Section 4.4.

            Section 2.2 Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

            Section 2.3 References. Unless otherwise noted herein, all section references shall be to Sections in this Agreement.

                                 ARTICLE III

                               THE RECEIVABLES

            Section 3.1 Conveyance of Receivables. In consideration of the Trustee's delivery of Certificates to, or upon the written order of, the Seller in an aggregate principal amount equal to the Original Pool Balance, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Trustee on behalf of the Trust, in trust for the benefit of the Certificateholders, without recourse and (subject to the obligations contained herein):

            (1) all right, title and interest of the Seller in and to the Receivables listed in Schedule I hereto and all monies received thereon on or after the Cutoff Date and all Liquidation Proceeds received with respect to such Receivables;

            (2) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles, including, without limitation, the certificates of title with respect to Financed Vehicles;

            (3) all, right, title and interest of the Seller in and to any proceeds from claims on any Insurance Policies covering the Receivables, the Financed Vehicles or the Obligors;

            (4) all right, title and interest of the Seller in and to the Purchase Agreement, including a direct right to cause Asta Funding to purchase Receivables from the Trust under certain circumstances;

            (5) all right, title and interest of the Seller in and to refunds of unearned premiums with respect to any Insurance Policies covering the Receivable, an Obligor or the Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

            (6) the Receivables File related to each Receivable;

            (7) the Reserve Account, the Simple Interest Differential Account, the Collection Account, the Lock-Box Account, the Certificate Account and all monies on deposit therein; and

            (8) the proceeds of any and all of the foregoing.

            The Trustee, on behalf of the Trust and the Certificateholders, acknowledges and agrees that the Seller and any successor is the holder of the Excess Interest, that such Excess Interest is not Trust Property and, subject to the terms and provisions of this Agreement, that the Seller or any successor shall be entitled to receive all distributions of amounts in respect thereof pursuant to Section 5.5(d), subject to the limitation therein.

            Section 3.2 Transfer Intended as Sale; Precautionaiy Security Interest. The conveyance to the Trust of the property set forth in Section 3.1 (collectively, the "Trust Property") is intended as a sale free and clear of all Liens. In the event, however, that notwithstanding the intent of Asta Funding, the Seller and the Trustee, the transfer hereunder is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property described in Section 3.1 to the Trustee on behalf of the Trust for the benefit of the Certificateholders.

            Section 3.3 Acceptance by Trustee. The Trustee on behalf of the Trust does hereby accept all consideration conveyed by the Seller pursuant to
Section 3.1, and declares that the Trustee on behalf of the Trust shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

            Section 3.4 Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables to the Trustee, on which the Trustee, on behalf of itself and the Certificateholders, relies in accepting the items specified in Section 3.1 in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Trustee.

            (i) Characteristics of Receivables. Each Receivable (A) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, and has been purchased by Asta Funding in connection with the sale of a Financed Vehicle by the Dealer or has been financed for such Dealer under an existing agreement with Asta Funding, (B) has created a valid, subsisting and enforceable first priority security interest in favor of Asta Funding in the Financed Vehicle. which security interest has been assigned by Asta Funding to the. Seller, which in turn has assigned such security interest to the Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (D) provides for level monthly payments that fully amortize (based upon the actuarial basis set forth in such Receivable) the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (E) is an Actuarial Receivable and has an Annual Percentage Rate of not less than 16.99%, (F) no Receivable has a payment that is more than 30 days past due and no Financed Vehicle with respect to a Receivable has been subject to any repossession activity, (G) each Receivable has a final scheduled payment due no later than September 3, 2001, and (H) provides for, in the event that such contract is prepaid. a prepayment that fully pays the principal balance and interest accrued to the date of prepayment, computed at the Annual Percentage Rate and based upon the actuarial method.

            (ii) Schedule of Receivables. The information with respect to the Receivables set forth in Schedule 1 hereto is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

            (iii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any Insurance Policy and any service contracts (A) complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the New Jersey Consumer Credit Code and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws and (B) does not contravene any contracts to which Asta Funding is a party.

          (iv) No Government Obligor. None of the Receivables are due from the United States of America or any State or local government or from any agency, department, or instrumentality of the United States of America or any State or local government.

          (v) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of Asta Funding as secured party, and such security interest is prior to all other Liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created (except, as to priority, for (A) any lien for unpaid storage or repair charges which may arise after the Closing Date or (B) any liens for municipal or other local taxes). The Seller has caused each certificate of title (or copy of an application for title), or such other document delivered by the State title registration agency evidencing the security interest in each Financed Vehicle, to be delivered to the Custodian pursuant to Section 3.6 hereof, together with a power of attorney, duly executed by Asta Funding in favor of the Trustee, which powers of attorney are sufficient to change the lien holder on the certificate of title with respect to a Financed Vehicle.

          (vi) Receivables in Force. No Receivable has been satisfied in full, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

          (vii) No Waiver. Other than with respect to the amendments set forth in clause (viii) below, no provision of a Receivable has been waived, impaired, altered or modified in any respect.

          (viii) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant one extension of not more than 15 days as a matter of convenience to each Obligor.

          (ix) No Defenses. No right of rescission, setoff, counterclaim or defense exists or has been asserted or, to the Seller's knowledge, threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

          (x) No Liens. There are, to the Seller's knowledge, no Liens or claims existing or that have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be Liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

          (xi) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date (provided that repossession of the related Financed Vehicle has not been initiated prior to the Cutoff Date due to such payment delinquency), no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing. To the best of Seller's knowledge, no Obligor is the subject of any pending bankruptcy, insolvency or similar proceeding or no other fact exists regarding any Receivable that would indicate that such Receivable would not be paid in full.

          (xii) Insurance. As of the Closing Date and throughout the shorter of the term of the Trust or the term of the Receivable, each Receivable is and shall be covered under the VSI Insurance Policy, and such insurance policy is valid and remains in full force and effect. Asta Funding, in accordance with its customary procedures, has determined that (A) each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft. transportation, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such insurance naming Asta Funding and its successors and assigns as an additional insured and permits Asta Funding to obtain such insurance at the expense of the Obligor if the Obligor fails to do so and (B) each Receivable, if any, that finances the cost of premiums for any Insurance Policy is covered by an Insurance Policy, naming the respective Dealer or Asta Funding as policyholder (creditor) or creditor's assignee, respectively, under each such Insurance Policy.

          (xiii) Title. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Trustee or any such pledge has been released. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders shall have good and marketable title to each such Receivable, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests and rights of others, and the transfer has been validly perfected under the UCC.

          (xiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable hereunder or pursuant to transfers of the Certificates shall be unlawful, void or voidable.

          (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables have been made.

          (xvi) Receivable File; One Original. The Seller has delivered to the Custodian a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable.

          (xvii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC and is the legal, valid and binding obligation of the Obligor thereunder in accordance with the terms thereof.

          (xviii) Title Documents. (A) If the related Financed Vehicle was originated in a State in which notation of security interest on the title document is required or permitted to perfect such security interest, the title document for such Financed Vehicle shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document will be received within 180 days from the date of application and will show, Asta Funding named as the original secured party under the related Receivable as the Holder of a first priority security interest in such Financed Vehicle, and (B) if the related Financed Vehicle was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show Asta Funding named as the original secured party under the related Receivable, and in either case, the Trustee, upon the conveyance of the Seller's interests in such security interests to the Trustee, has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document has not yet been returned from the Registrar of Titles, Asta Funding has received written evidence from the related Dealer that such title document showing Asta Funding as first lienholder has been applied for.

          (xix) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby and no party to such contract is in violation of any applicable law, rule or regulation that is material to the Receivable or the sale of the Financed Vehicle; the terms of such Receivable have not been waived or modified in any respect (other than with respect to amendments permitted by clause (viii) above).

          (xx) Tax Liens. As of the Cutoff Date, to the Seller's knowledge, there is no Lien against the related Financed Vehicle for delinquent taxes.

          (xxi) Maturity of Receivables. Each Receivable has an original maturity of not more than 60 months; the weighted average original maturity of the Receivables is approximately 43 months as of the Cutoff Date; the remaining maturity of each Receivable was 60 months or less as of the Cutoff Date; the weighted average remaining maturity of the Receivables was 39 months as of the Cutoff Date.

          (xxii) Scheduled Payments. Each Receivable shall have an outstanding principal balance as of the Cutoff Date of not more than $30,361 and a first Scheduled Payment due on or prior to October 31, 1996.

          (xxiii) Characteristics of Obligors. As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of Asta Funding or in the Receivable Files (A) as having been unemployed or (B) as having no verifiable address during the year immediately preceding the origination of the related Receivable.

          (xxiv) Location of Receivable Files. A complete Receivable File with respect to each Receivable is in the possession of the Custodian at the location listed in Schedule 2.

          (xxv) At the time of origination, each Receivable was originated in one of the following States, which are the only States in which the Receivables were originated:

                New York
                New Jersey
                Delaware
                Connecticut

          (xxvi) No Future Advances. The full principal amount of each Receivable has been advanced to each Obligor or advanced in accordance with the directions of each such Obligor, and there is no requirement for future advances thereunder. The Obligor with respect to the Receivable does not have any options under such Receivable to borrow from any person additional funds secured by the Financed Vehicle.

          (xxvii) Underwriting Guidelines. Each Receivable has been originated in accordance with the applicable Underwriting Guidelines of Asta Funding in effect at the time of origination.

          (xxviii) Financed Vehicle in Good Repair. To the best of the Seller's knowledge, each Financed Vehicle is in good repair and in working order.

          (xxix) Principal Balance. No Receivable has a Principal Balance which includes capitalized interest, physical damage insurance or late charges.

          (xxx) Servicing. At the applicable Cutoff Date, each Receivable was being serviced by the Servicer.

          (xxxi) Original Principal Amount. The original principal amount of each Receivable does not exceed $33,085.

          (xxxii) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its respective properties: (A) asserting the invalidity of any of the Receivables; (B) seeking to prevent the enforcement of any of the Receivables; or (C) seeking any determination or ruling that might materially and adversely affect the payment on or enforceability of any Receivable.

          (xxxiii) Certain New Jersey Receivables. No Receivables originated in New Jersey where cash price of the vehicle as shown on the Receivable is $10,000 or less shall require the payment by the Obligor of a premium with respect to the VSI Insurance Policy.

          Section 3.5 Repurchase Upon Breach. The Seller, the Servicer, the Backup Servicer or the Trustee, as the case may be, shall inform the other parties hereto promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.4 (without regard to any limitation therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the second Collection Period following the Collection Period in which the discovery thereof was made by a Trustee Officer of the Trustee or the Trustee received written notice from the Seller, the Backup Servicer or the Servicer of such breach, Asta Funding shall purchase any Receivable materially and adversely affected, or where the Trustee's interest therein has been adversely affected, by the breach as of the last day of such second Collection Period (or, at Asta Funding's option, the last day of the first Collection Period following the Collection Period in which the discovery was made). In consideration of the purchase of the Receivable, Asta Funding shall remit the Purchase Amount, in the manner specified in Section
5.4. For the purposes of this Section 3.5, the Purchase Amount of a Receivable that is not consistent with the warranty pursuant to Section 3.4(i)(D) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy of the Trustee, the Trust or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.4 shall be to enforce Asta Funding's obligation to purchase such Receivables pursuant to the Purchase Agreement; provided, however, that Asta Funding shall indemnify the Trustee and the Backup Servicer, including officers, directors, employees and agents of either entity, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall execute and deliver all reasonable instruments of transfer or assignment, without representation, warranty or recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in Asta Funding or such designee title to the Receivable, the related Receivable File and the other related documents and instruments referred to in Section 3.6(a).

          Section 3.6 Custody of Receivable Files.

          (a) To assure uniform quality in servicing the Receivables, to reduce administrative costs and to perfect the security interest, the Trustee, upon the execution and delivery of this Agreement, is hereby appointed as Custodian and the Trustee hereby accepts such appointment, to act as Custodian of the following documents or instruments which are hereby delivered to the Trustee with respect to each Receivable:

          (i) the fully executed original of the Receivable and any amendments thereto:

          (ii) the original certificate of title or, if the applicable State title registration agency does not issue certificates of title to lienholders, such other documents under the applicable State's laws evidencing the security interest of Asta Funding in the Financed Vehicle, or a guarantee of title or an application for title if a certificate of title or other document evidencing the security interest in the Financed Vehicle has not yet been issued; and

          (iii) a copy of the VSI Insurance Policy (including all endorsements thereto), including endorsements confirming insurance thereunder (as reflected on master lists of insured Receivables annexed to such endorsements) regarding each Receivable covered thereby and an endorsement naming the Trustee as an additional insured thereunder.

          As evidence of its acknowledgment of such receipt of such Receivables, the Custodian shall execute and deliver an acknowledgment of such receipt.

          The following documents shall be delivered to the Custodian within 30 days of the Closing Date:

          (iv) file-stamped copies of the UCC-1 from among statements filed pursuant to this Agreement.

          Items (a)(i), (ii) and (iii) shall be referred to collectively as the "Receivable Files."

          The Custodian shall review the Receivable Files within 30 days after the Closing Date, to verify that an original retail installment sale contract and certificate of title are present for each Receivable and to verify that the name of the Obligor, the Amount Financed, the account number and the APR are as stated on Schedule 1 for such Receivable and that the Obligor's signature is an original signature and that no Receivable evidenced by a New Jersey form of contract shows a vehicle cash price of $10,000 or less and requires a payment by the Obligor of a premium under the VSI Insurance Policy. The Custodian shall immediately deliver written notice by certified mail to the Seller and Asta Funding if any such document is missing or has not been delivered to the Custodian by the time required as set forth in this Agreement. The Custodian shall deliver written notice to the Rating Agency and the Certificateholders if any original certificate of title or other document evidencing the security interest of Asta Funding in the Financed Vehicle has not been delivered to the Custodian within 180 days after the Closing Date. Such notice shall confirm whether or not a guaranty of title or an application for title has been delivered to the Custodian with respect to the related Receivable.

          With respect to Receivables for which the original retail installment sale contract and, with respect to any Receivables File that does not contain an original certificate of title, a copy of the application for a certificate of title have not been delivered to the Custodian in accordance with this Section 3.6(a), the Seller shall cause Asta Funding to deliver the missing documents within seven (7) Business Days of receipt of such notice or repurchase such Receivables pursuant to Section 3.5 hereof. With respect to Receivables for which original certificates of title or other documents evidencing the security interest of Asta Funding in the

Financed Vehicle have not been delivered to the Custodian within 180 days of the Closing Date, the Seller shall cause Asta Funding to deliver such documents within such period of time as determined by the Rating Agency (after receipt of notice as described in the preceding paragraph) or repurchase the Receivables pursuant to Section 3.5 hereof. Other than the reviews set forth in this paragraph, the Custodian shall have no duty or obligation to review any of the Receivable Files.

          With respect to the Receivables set forth on Schedule 4 hereto (the "Incomplete File Loans"), the Seller shall cause Asta Funding to deliver the missing documents in accordance with the immediately preceding paragraph or repurchase such Receivables pursuant to Section 3.5 hereof using funds on deposit in the Escrow Account; provided that Asta Funding shall have the option to substitute a Qualified Substitute Receivable for any Incomplete File Loan if such substitution occurs within 90 days following the Closing Date. Asta Funding shall establish the Escrow Account in the name of the Trustee for the benefit of the Certificateholders, such account to be an Eligible Account, and shall deposit therein on the Closing Date $2,000,000 with respect to the Incomplete File Loans. The Escrow Account shall be a segregated trust account initially established with the Trustee and maintained with the Trustee. The amount on deposit in the Escrow Account shall be invested in Eligible Investments in accordance with written instructions from the Servicer. To the extent that Asta Funding has (i) delivered the missing documents with respect to any Incomplete File Loan or (ii) has transferred to the Trust a Qualified Substitute Receivable, an amount equal to the principal balance of the Incomplete File Loan cured in such manner shall be released from the Escrow Account and paid to the Seller. In the event of a repurchase of an Incomplete File Loan pursuant to
Section 4.7 (which repurchase shall occur immediately upon any attempted but unsuccessful repossession of the related Financed Vehicle caused by the Incomplete File Loan), the Purchase Amount of such Incomplete File Loan shall be paid from the Escrow Account to the extent of funds remaining therein, and after such amount is exhausted shall be paid by the Servicer as provided herein.

          (b) The Custodian agrees to maintain the Receivable Files at the Corporate Trust Office or such other offices as shall from time to time be identified to the Trustee, the Seller and Asta Funding by written notice. Subject to the foregoing, the Custodian may temporarily move individual Receivable Files or any portion thereof without notice as necessary to enable the Servicer to conduct collection and other servicing activities in accordance with its customary practices and procedures.

          The Custodian shall have and perform the following powers and duties:

          (i) hold the Receivable Files for the benefit of all present and future Certificateholders, maintain accurate records pertaining to each Receivable to enable it to comply with the terms and conditions of this Agreement and maintain a current inventory thereof;

          (ii) carry out such policies and procedures in accordance with its customary actions with respect to the handling and custody of the Receivable Files so that the integrity and physical possession of the Receivable Files will be maintained; and

          (iii) promptly release the original certificate of title to the Servicer upon receipt of a written request for release of documents certified by an officer of the Servicer, substantially in the form of Exhibit J hereto, with respect to the matters therein.

          Section 3.7 Duties of Custodian.

          (a) Safekeeping. The Trustee, in its capacity as Custodian, shall hold the Receivable Files for the benefit of the Certificateholders and maintain accurate and complete accounts, records, and computer systems pertaining to each Receivable File. In performing its duties, the Custodian shall act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to the receivable files relating to all comparable automotive receivables held by the Custodian. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Receivables File or of any of the Receivables or (ii) the collectibility. effectiveness, insurability or suitability of any Receivable.

          (b) Maintenance of and Access to Records. Subject to Section 3.6(b), the Custodian shall maintain each Receivable File at the Corporate Trust Office. The original of each Receivable and the original of each certificate of title or application therefor shall be stored in a fireproof vault. The Custodian shall make available to the Servicer and the Certificateholders or their duly authorized representatives, attorneys, or auditors a list of locations of the Receivable Files, the Receivable Files and the related accounts, records and computer systems maintained by the Custodian at such times as the Servicer, the Trustee or the Majority Certificateholders shall instruct following reasonable notice to the Custodian and during business hours.

          (c) Release of Documents. In addition to releasing certificates of title pursuant to Section 3.6(b)(iii), upon instruction from the Servicer, in the form of Exhibit J hereto. the Custodian shall release as soon as practicable any document in a Receivable File to the Servicer, the Servicer's agent or designee, as the case may be, at such place or places as the Servicer may designate following reasonable notice to the Custodian and during business hours.

          Section 3.8 Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions from the Servicer in the form of Exhibit J hereto.

          Section 3.9 Custodian's Indemnification. The Servicer shall indemnify the Custodian, including its officers, directors, employees and agents, for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Trust or the Custodian as the result of any improper act or omission by the Servicer in any way relating to the maintenance and custody by the Custodian of the Receivable Files; provided, however, that the Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Custodian or its representatives, attorneys or auditors.

          Section 3.10 Effective Period and Termination. The Trustee's appointment as Custodian shall become effective as of the Closing Date and shall continue in full force and effect until the Trustee resigns or is removed pursuant to Section 10.8. As soon as practicable after any termination of such appointment, the Custodian shall, at the Servicer's expense if the Custodian is not then the Servicer, deliver the Receivable Files to the successor Custodian or its agent at such place or places as the successor Custodian may designate in writing to the Trustee, Asta Funding and the Seller.

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

          Section 4.1 Duties of Servicer. The Servicer, as agent for the Trust and the Certificateholders (to the extent provided herein), shall manage, service, administer, make collections on the Receivables (other than Purchased Receivables) and administer and enforce the Insurance Policies, with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others and that is consistent with prudent industry standards. The Servicer's duties shall include collection and posting of all payments, administering and enforcing the Insurance Policies, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending monthly invoices to Obligors, accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions. The Servicer shall follow its currently employed standards, policies and procedures or such more exacting standards, policies and procedures as the Servicer employs in the future, in performing its duties as Servicer. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a Holder entitled to enforce such Receivable, the Trustee shall, at the Servicer's expense and direction, take reasonable steps to enforce such Receivable, including bringing suit in its name or the name of the Certificateholders. The Servicer may delegate any of its duties set forth herein to the Backup Servicer to the extent the Backup Servicer has agreed to perform such duties in the Servicing Assumption Agreement. The Servicer shall prepare and furnish and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          Section 4.2 Collection and Allocation of Receivable Payments. The Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the

Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others and that are consistent with prudent industry standards; provided, however, that the Servicer shall notify each Obligor to make all payments with respect to the Receivables to a Lock-Box. The Servicer, for so long as Asta Funding is the Servicer, may grant extensions on a Receivable; provided, however, that no extension shall for the purpose of this Agreement modify the Scheduled Payment due in respect of any Collection Period; provided further, however, that the Servicer may grant only one extension not in excess of 15 days with respect to a Receivable (including for purposes of the foregoing, any extension granted prior to the Cutoff Date); and provided, further, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the Final Scheduled Distribution Date, it shall promptly purchase the Receivable from the Trust in accordance with the terms of Section 4.7 hereof (and for purposes thereof, the Receivable shall be deemed to be materially and adversely affected by such breach). Notwithstanding the foregoing, the Servicer shall not extend or modify the Scheduled Payments of a Receivable unless such Receivable is in default, default thereunder is imminent or a modification is required by law. The Servicer may, in its discretion, waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not consensually agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables.

          Section 4.3 Realization Upon Receivables. On behalf of the Trust and the Certificateholders, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that all or a portion of a Scheduled Payment thereon in excess of five percent (5%) of such Scheduled Payment is 120 days or more delinquent; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables and that are consistent with prudent industry standards, which may include its best efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses. The Servicer shall dispose of any Financed Vehicle acquired by the Trust as soon as practicable. The Trust shall not accept any consideration for any acquired Financed Vehicle other than cash.

          Section 4.4 Physical Damage Insurance; Other Insurance.

          (a) The Servicer, in accordance with its customary servicing procedures, shall require (i) that each Obligor shall maintain insurance covering the Financed Vehicle insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage naming Asta Funding and its successors and assigns as an additional insured and permits the Holder of such Receivable to obtain physical damage insurance at the expense of the Obligor if the Obligor fails to do so, (ii) maintain the VSI Insurance Policy in full force and effect with respect to all Receivables for the life of the Trust, or, at the Seller's option, replace such insurance with a policy from another insurer having a claims paying rating not lower than the then current claims paying rating of the then current VSI insurer with substantially similar loss coverage and covering all Receivables and (iii) each Receivable that finances the cost of premiums for any Insurance Policy is covered by an Insurance Policy naming the respective Dealer or Asta Funding as policyholder (creditor) or creditor's assignee, respectively.

          (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 4.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 5.2. The Servicer shall cause to be maintained and enforced in respect of each Financed Vehicle the insurance referred to in Section 4.4(a)(i) above; provided, that the Servicer shall not be required to maintain and enforce such insurance in respect to any Financed Vehicle having an unpaid Principal Balance of less than $2,000.

          Section 4.5 Maintenance of Security Interests in Financed Vehicles. The Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

          Section 4.6 Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or foreclosure thereunder, nor shall the Servicer impair the rights of the Certificateholders in such Receivables, nor shall the Servicer amend a Receivable, except that extensions may be granted in accordance with
Section 4.2.

          Section 4.7 Purchase of Receivables Upon Breach. The Servicer or the Trustee shall inform the other party promptly, in writing, upon the discovery of any breach pursuant to Sections 4.2, 4.4, 4.5 or 4.6. Unless the breach shall have been cured by the last day of the second Collection Period following the month in which such discovery was made (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. On each Determination Date, the Servicer will inform the Trustee as to the Receivables, if any, with respect to which the first Scheduled Payment has not been made within the earlier of (a) forty-five days after the contractual due date of such payment or (b) the date on which the related Financed Vehicle is assigned for repossession. All such Receivables shall be repurchased by the Servicer on the next Distribution Date. In consideration of the purchase of any such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section
5.4. The sole remedy of the Trustee, the Trust or the Certificateholders with respect to a breach pursuant to Section 4.2, 4.4, 4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this Section 4.7. The Trustee shall be under no duty or obligation to inquire or investigate as to the Servicer's compliance with Sections 4.2, 4.4, 4.5 or 4.6.

          Section 4.8 Servicing Fee. The Servicing Fee for the initial Distribution Date shall equal the product of one-twelfth times the Servicing Rate times the Original Pool Balance. Thereafter, the Servicing Fee for a Distribution Date shall equal the product of one twelfth times the Servicing Rate times the Pool Balance as of the close of business on the last day of the second Collection Period immediately preceding the related Distribution Date. The Servicer shall also be entitled to collect and retain, and the Servicing Fee shall also include (i) all other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables and (ii) any interest or investment income earned on funds deposited in the Collection Account.

          Section 4.9 Servicer's Certificate. By 12:00 noon, New York City time, on each Determination Date, the Servicer shall deliver or cause the Backup Servicer to deliver to the Trustee, the Rating Agency, Greenwich Capital Markets, Inc. and the Seller, a Servicer's Certificate containing all information necessary to make the distributions pursuant to Section 5.5 (including, if required, the computation of the Reserve Account Draw and the amount of any Simple Interest Adjustment) for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders pursuant to Section 5.8. Receivables to be purchased by the Servicer or to be purchased by Asta Funding shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule 1). Notwithstanding the foregoing, it is understood and agreed that the Backup Servicer has agreed to act as the Servicer's agent for the purpose of preparing and delivering the Servicer's Certificate, and so long as the Backup Servicer timely prepares and delivers the Servicer's Certificate, the Servicer shall not be required to do so.

          Section 4.10 Annual Statement as to Compliance; Notice of Default.

          (a) The Servicer shall deliver to the Trustee, on or before January 31 of each year beginning January 31, 1998, an Officer's Certificate, dated as of September 30 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or in the case of the first such certificate, the period from the Closing Date to September 30, 1997) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or period. as applicable), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agency and Greenwich Capital Markets, Inc. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          (b) The Servicer shall deliver to the Trustee, Greenwich Capital Markets, Inc. and the Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (a),
(b) or, so long as Asta Funding is Servicer, clause (d) or (e) of Section 9.1. The Seller shall deliver to the Trustee, Greenwich Capital Markets, Inc. and the Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (b) of Section 9.1.

          Section 4.11 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a nationally recognized firm of independent certified public accountants, who may also render other services to the Servicer or to the Seller, to deliver to the Trustee and the Rating Agency on or before January 31 of each year beginning January 31, 1998, a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined the financial statements of the Servicer and issued its report thereof and that such examination (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; (c) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile, van and light truck installment sales contracts; and (d) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, van and light truck loans serviced for others that, in the firm's opinion, paragraph four (4) of such Program requires such firm to report. The accountant's report shall further state that
(i) a review in accordance with agreed upon procedures acceptable to the Rating Agency was made of three (3) randomly selected Servicer's Certificates; (ii) except as disclosed in the report, no exceptions or errors in the Servicer's Certificates were found: and (iii) the delinquencies and loss information relating to the Receivables contained in the Servicer's Certificates were found to be accurate.

          The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          Section 4.12 Servicer Expenses. The Servicer shall be required to pay out of its Servicing Fee all expenses incurred by it in connection with its activities hereunder (other than the reasonable costs of liquidation of Receivables), including fees and disbursements of independent accountants, the cost of maintaining the rating on the Certificates, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to Certificateholders. In the event that the Backup Servicer becomes Servicer, the cost of maintaining the rating on the Certificates shall be paid by the Seller.

          Section 4.13 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee reasonable access to documentation and computer systems and information regarding the Receivables. The Servicer shall provide such access to any Certificateholder only in such cases where the Servicer is required by applicable statutes or regulations (whether applicable to the Servicer or to such Certificateholder) to permit such Certificateholder to review such materials. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this
Section 4.13 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 4.13 as a result of such obligation shall not constitute a breach of this Section 4.13.

          Section 4.14 Preparation and Verification of Servicer's Certificate. On or before the seventh Business Day of each month, the Servicer will deliver to the Trustee and the Backup Servicer a magnetic tape or diskette in a format acceptable to the Trustee and the Backup Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period containing the information necessary for preparation of the Servicer's Certificate. Unless the Backup Servicer has prepared the Servicer's Certificate on behalf of the Servicer, the Backup Servicer shall use such to verify the Servicer's Certificate delivered by the Servicer, and the Backup Servicer shall notify the Servicer of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the third Business Day prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

          Section 4.15 Errors and Omissions Insurance. The Servicer, at its own expense, shall procure within 30 days of the Closing Date and shall thereafter maintain an errors and omissions insurance policy, with $500,000 coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form that would meet the requirements of prudent institutional sub-prime automobile loan servicers. No provision of this Section 4.15 requiring such errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such errors and omissions policy coverage and, by the terms of such errors and omission policy, the coverage afforded thereunder extends to the Servicer. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such insurance policy. Any such errors and omissions insurance policy shall not be cancelled or modified in a materially adverse manner without ten days' prior written notice to the Trustee and the Rating Agency.

                                    ARTICLE V

                DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

          Section 5.1 Accounts. Exhibit F hereto sets forth the Lock-Box and the Lock-Box Account. The Lock-Box shall be a post office box in the name of the Trustee. Neither the Seller or the Servicer shall have access to or any control over such Lock-Box. The Servicer may, at the Servicer's expense, cause the Trustee to terminate and substitute the Lock-Box Bank for another bank, but only
(a) upon written notice from the Servicer to the Trustee and the Seller, and (b) so long as no Event of Default shall have occurred and be continuing. The Servicer shall give ten (10) days prior written notice (if practicable) to the Trustee of the name and address of the proposed new Lock-Box Bank, which notice shall identify the related Lock-Box Account.

          The Servicer shall establish the Lock-Box Account, the Collection Account and the Certificate Account in the name of the Trustee for the benefit of the Certificateholders, such accounts to be Eligible Accounts. The Collection Account and the Certificate Account shall be segregated trust accounts initially established with the Trustee and maintained with the Trustee so long as the Trustee has the Required Deposit Rating; provided, however, if the deposits of the Trustee no longer have the Required Deposit Rating, the Servicer shall within 30 days, with the Trustee's assistance as necessary, cause such accounts to be moved to a bank or trust company with the Required Deposit Rating (each such bank or trust company, a "Successor Bank"). Should the deposits of any Successor Bank no longer have the Required Deposit Rating, the Servicer within 30 days shall, with the Successor Bank's assistance as necessary, cause such accounts to be moved to a bank or trust company, the deposits of which shall have the Required Deposit Rating.

          All amounts held in the Collection Account shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments in the name of the Trustee as trustee of the Trust and shall mature no later than the Business Day immediately preceding the Distribution Date next succeeding the date of such investment (or in the case of money market fund investments, on such Distribution Date). Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in the Lock-Box Account and the Certificate Account shall not be invested. The Certificate Account shall be a non-interest-bearing account. Earnings on investments of funds in the Collection Account shall be paid to the Servicer as additional servicing compensation pursuant to Section 4.8 hereof.

          Section 5.2 Collections. The Servicer shall remit all payments made by or on behalf of the Obligors that are received by the Servicer with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds to the Lock-Box Account no later than the Business Day following receipt. No later than the Business Day after deposit in the Lock-Box Account, the Trustee shall cause the Lock-Box Bank to transfer all available funds from the Lock-Box Account to the Collection Account.

          Section 5.3 Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:

               with respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first to interest on the Receivable and any excess remaining thereafter shall be applied to principal of the Receivable.

          Section 5.4 Additional Deposits. The Servicer or Asta Funding, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 11.2. All such deposits shall be made, in immediately available funds, on the Business Day preceding the Distribution Date.

          Section 5.5 Distributions.

          (a) On each Distribution Date, the Trustee shall cause to be transferred from the Collection Account, to the extent of the Total Available Distribution Amount, to the Certificate Account, in immediately available funds, those funds that were deposited in the Collection Account for the Collection Period related to such Distribution Date, based solely on the amounts set forth in the Servicer's Certificate for the related Distribution Date.

          (b) Prior to each Distribution Date, the Backup Servicer on behalf of the Servicer shall on the related Determination Date calculate the Total Available Distribution Amount, the Available Interest Distribution Amount, the Available Principal Distribution Amount, the Class A Distributable Amount, the Class B Distributable Amount, the Class C Distributable Amount, the Reserve Account Balance, the Simple Interest Differential Account


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

Balance and, based on the Total Available Distribution Amount and the other distributions to be made on such Distribution Date, determine the amount distributable to Certificateholders of each Class and the other distributions to be made on such Distribution Date.

          (c) The rights of the Class B Certificateholders to receive distributions with respect to the Class B Certificateholders shall be and hereby are subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates to the extent provided in this Section. The rights of the Class C Certificateholders to receive distributions in respect of the Class C Certificates shall be and hereby are subordinated to the rights of the Class A Certificateholders and the Class B Certificateholders to receive their respective distributions to the extent provided in this Section. On each Distribution Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9) shall, subject to Section 5.5(e), make the following distributions from the funds then on deposit in the Certificate Account (including funds transferred from the Reserve Account when necessary pursuant to Section 5.6) in the following order of priority:

          (i) to the Backup Servicer, the Backup Servicer Fee and expenses and all unpaid Backup Servicer Fees and unreimbursed expenses from prior Collection Periods; to the Servicer, the Servicing Fees and liquidation expenses (including reasonable attorney fees and expenses) to the extent such liquidation expenses are not required to be covered by the Servicing Fee or to the extent not previously recovered from Liquidation Proceeds, and all unpaid Servicing Fees and unreimbursed liquidation expenses (including reasonable attorney fees and expenses) to the extent such liquidation expenses are not required to be covered by the Servicing Fee or to the extent not previously recovered from Liquidation Proceeds, from prior Collection Periods; to the Trustee and the Custodian, the Trustee and Custodian Fees and all unpaid Trustee and Custodian Fees from prior Collection Periods and, to the extent not previously paid by the predecessor Servicer pursuant to Section 9.1, to the successor to the Servicer, any reasonable transition costs incurred by such successor Servicer in acting as successor Servicer;

          (ii) to the Class A Certificateholders, an amount equal to the sum of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall from the prior Distribution Date;

          (iii) to the Class B Certificateholders, an amount equal to the sum of the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall from the prior Distribution Date;

          (iv) to the Class C Certificateholders, an amount equal to the sum of the Class C Interest Distributable Amount and any Class C Interest Carryover Shortfall from the prior Distribution Date;

          (v) to the Class A Certificateholders, an amount equal to the sum of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall from the prior Distribution Date;

          (vi) to the Class B Certificateholders, an amount equal to the sum of the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall from the prior Distribution Date;

          (iv) to the Class C Certificateholders, an amount equal to the sum of the Class C Principal Distributable Amount and any Class C Principal Carryover Shortfall from the prior Distribution Date;

          (vii) to the Reserve Account, the amount, if any, required to cause the balance therein to equal to the Reserve Requirement; and

          (ix) to the Seller, an amount equal to any remaining amounts in the Certificate Account after the distributions described in clauses (i) through (viii) above, if any.

          (d) Subject to Section 11.1 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of any Class of record on the preceding Record Date either by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate written instructions prior to the Record Date for such Distribution Date and such Holder's Certificates of such Class in the aggregate evidence a denomination of not less than $1,000,000, or if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, the amounts to be distributed to such Certificateholder pursuant to Section 5.5(c) in proportion to its Certificate Balance.

          Section 5.6 Reserve Account, Priority of Distributions.

          (a) In order to assure that sufficient amounts to make required payments to the Certificateholders specified therein will be available, there shall be established and maintained with the Trustee, other than in its capacity as Trustee of the Trust, the following Eligible Account: the "Reserve Account--Asta Auto Trust 1996-1 "(the "Reserve Account"), which will include the money and other property deposited and held therein pursuant to Section 5.5(c) and this Section 5.6.

          (b) The Reserve Account shall be initially funded on the Closing Date by the Seller in the amount of the Reserve Account Initial Deposit.

          (c) Amounts held in the Reserve Account shall be invested in Eligible Investments, in accordance with written instructions from the Seller (or its successors) or its designee, and such investments shall not be sold or disposed of prior to their maturity but shall mature no later than one (1) Business Day before the Distribution Date next succeeding the date of investment (or in the case of money market fund investments, on such Distribution Date). All such investments shall be made in the name of the Trustee as Trustee for the benefit of the Certificateholders. Any loss on investment of amounts held in the Reserve Account and all income and gain on the Reserve Account shall be credited to such account.

          (d) If on any Distribution Date the Total Available Distribution Amount is insufficient to distribute the full amount described in clauses (i) through (vii) of Section 5.5(c), the Trustee shall withdraw an amount equal to such insufficiency from the Reserve Account (any such amount, the "Reserve Account Draw") and apply such amount (in the order of priority provided by
Section 5.5(c)) in respect of such insufficiencies. If on any Distribution Date amounts on deposit in the Reserve Account are in excess of the Reserve Requirement for such date (after giving effect to Reserve Account Draws on such date, if applicable), the Trustee shall release such excess to the Seller as owner of the funds on deposit in the Reserve Account. Any amounts released from the Reserve Account on any Distribution Date shall not be available for Reserve Account Draws on following Distribution Dates. Upon termination of this Agreement, any amounts on deposit in the Reserve Account, after payment of all amounts due the Backup Servicer, the Trustee, the Custodian, the Servicer and the Certificateholders, shall be paid to the Seller.

          Section 5.7 Simple Interest Differential Account.

          (a) In order to cover certain potential shortfalls due to use of the Simple Interest Method, there shall be established and maintained with the Trustee the following Eligible Account: the "Simple Interest Differential Account--Asta Auto Trust 1996-1" (the "Simple Interest Differential Account"), which will include the money and other property deposited and held therein pursuant to this Section 5.7.

          (b) The Simple Interest Differential Account shall be initially funded on the Closing Date by the Seller in the amount of $360,000.

          (c) Amounts held in the Simple Interest Differential Account shall be invested in Eligible Investments, in accordance with written instructions from the Seller (or its successors) or its designee, and such investments shall not be sold or disposed of prior to their maturity but shall mature no later than one (1) Business Day before the Distribution Date next succeeding the date of investment (or in the case of money market fund investments, on such Distribution Date). All such investments shall be made in the name of the Trustee as Trustee for the benefit of the Certificateholders. Any loss on investment of amounts held in the Simple Interest Differential Account and all income and gain on the Simple Interest Differential Account shall be credited to such account.

          (d) On each Distribution Date, the Trustee shall withdraw from the Simple Interest Differential Account an amount, calculated by the Servicer and transmitted to the Trustee in writing on or before the related Determination Date, equal to the sum of the amounts for each Receivable that was the subject of a prepayment or final Scheduled Payment during the preceding Collection Period, or that became a Liquidated Receivable during such Collection Period, in an amount (the "Simple Interest Differential Adjustment") equal to the excess, if any, of the principal balance of the Receivable computed pursuant to the Simple Interest Method over the principal balance of such Receivable computed pursuant to the actual method set forth in the Receivable as of the date of the last payment made by the Obligor on the Receivable, and shall transfer such sum to the Collection Account for application pursuant to Section 5.5(c); provided, however, the amount on deposit in the Simple Interest Differential Account will not exceed $360,000. Upon termination of this Agreement, any amounts on deposit in the Simple Interest Differential Account, after payment of all amounts due the Backup Servicer, the Trustee, the Custodian, the Servicer and the Certificateholders, shall be paid to the Seller.

          Section 5.8 Statements to Certificateholders; Tax Returns. With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Servicer shall provide, or shall cause the Backup Servicer to provide, to the Trustee for the Trustee to forward to each Certificateholder of record, Greenwich Capital Markets, Inc. and the Rating Agency a statement substantially in the form of Exhibit E hereto setting forth at a minimum the following information as to each Class of Certificates to the extent applicable:

          (a) Servicer Collections:

               (i) the Available Interest Distribution Amount;

               (ii) the Available Principal Distribution Amount; and

               (iii) the Total Available Distribution Amount.

          (b) Distribution:

               (i) the amount of such distribution allocable to principal in respect of each Class of Certificates;

               (ii) the amount of such distribution allocable to interest in respect of each Class of Certificates;

               (iii) the Pool Balance, the Pool Factor, the Class Factor, the weighted average coupon, the weighted average maturity (in months) and the remaining number of Receivables as of the close of business on the first and the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (1,)(i) above;

               (iv) the aggregate Certificate Balance of each Class as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause
     (1))(i) above;

               (v) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Distribution Date;

               (vi) the amount of the Principal Carryover Shortfalls and Interest Carryover Shortfalls with respect to each Class, if any, on such Distribution Date and the change, if any, in each such amount from the preceding Distribution Date;

               (vii) the amount of the aggregate Realized Losses, if any on such Distribution Date and the change in such amount from that of the prior Distribution Date and the amount of Cram Down Losses with respect to the preceding Collection Period;

               (viii) the amount on deposit in the Reserve Account on such Distribution Date, after giving effect to amounts on deposit in the Reserve Account and Reserve Account Draws, if any, on such dates; the amount of net investment earnings with respect to the Reserve Account earned during the related Collection Period; and the amounts, if any, released from the Reserve Account to the Seller as owner of the funds held therein;

               (ix) the amount on deposit in the Simple Interest Differential Account on such Distribution Date, after giving effect to all withdrawals on such date, the aggregate amount of Simple Interest Differential Account withdrawals to cover Simple Interest Differential Adjustments to any Class on such Distribution Date and the aggregate amount of any Simple Interest Differential Adjustments with respect to such Distribution Date;

               (x) the aggregate amount of Reserve Account Draws, if any, and the application of such draws to cover any payment shortfalls to the Class A, B or C Certificateholders, made on such Distribution Date;

               (xi) the amount of Receivables (other than Liquidated Receivables) as to which the related Obligors are: (i) 31 to 60 days past due; (ii) 61-90 days past due; and (iii) 91 days or more past due in making Scheduled Payments;

               (xii) the 60 Day + Delinquency Rate, the aggregate amount of Net Losses with respect to such Collection Period and its percentage of the Original Principal Balance, the Repossession Inventory Rate and the Reserve Requirement;

               (xiii) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection Period;

               (xiv) the number and principal balance of Receivables as to which the Servicer has repossessed the Financed Vehicle during the current period and the total number of repossessed Financed Vehicles from prior periods that have yet to be liquidated;

               (xv) the amount of Liquidation Proceeds, the amount of rebates received from the Servicer as a result of cancelled warranty or extended service contracts and the amount of claims paid under any Insurance Policy (other than the VSI Insurance Policy) during the related Collection Period and on a cumulative basis;

               (xvi) the number of Receivables as to which a claim was filed under the VSI Insurance Policy, the amount of such claims, the number of claims rejected and the principal balance of related Receivables rejected for the related Collection Period and on a cumulative basis;

               (xvii) the amount of reinvestment income on funds held in the Collection Account; and


               (xviii) any other information regarding each distribution which any Certificateholder reasonably requests in writing 30 days prior to such distribution and which the Trustee can provide without undue expense or effort.

          (c) Within 30 days after the end of each calendar year, the Trustee shall, provided it has received the necessary information from the Servicer or the Backup Servicer, furnish to each Person who at any time during such calendar year was a Certificateholder of record and received any payment thereon (i) a report as to the aggregate of amounts reported pursuant to clauses (a)(i), (ii) and (v) of this Section 5.8 for such calendar year or applicable portion thereof during which such person was a Certificateholder, and (iii) such information as may be reasonably requested by the Certificateholders or required by the Code and regulations thereunder, to enable such Holders to prepare their federal and State income tax returns. Within 30 days after the end of each calendar year, the Trustee shall furnish or shall cause to be furnished to the Seller or its successors a statement containing such of the information provided pursuant to this Section 5.8 as relates to distributions to the Seller, as holder of the Excess Interest and owner of the funds on deposit in the Reserve Account, aggregated for such calendar year, as well as information respecting the amounts that were transferred from the Reserve Account to make payments to Certificateholders and amounts otherwise distributable to the Seller which were placed in the Reserve Account. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided pursuant to any requirements of the Code.

          (d) The Servicer, at its own expense, shall prepare or cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the Trust, and the Trustee shall, at the Servicer's expense, execute and file such returns if requested to do so by the Servicer unless applicable law requires a different signatory to such return, in which case the Seller or the holder of the Seller Partnership Interest in the Trust shall, where permitted by law, sign such return. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust. The Seller or the holder of the Seller Partnership Interest in the Trust shall serve as the "Tax Matters Partner" for purposes of the Code.

          Section 5.9 Reliance on Information from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article V and any transfer of amounts between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer or the Backup Servicer, as applicable, in writing, whether by way of a Servicer's Certificate or otherwise.


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

                                   ARTICLE VI

                                THE CERTIFICATES

          Section 6.1 The Certificates. The Class A, B and C Certificates shall be substantially in the forms of Exhibit A, Exhibit B and Exhibit C, respectively. The Certificates shall be issued in fully registered, definitive form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Certificates shall be executed on behalf of the Trust by manual signature of a Trustee Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trustee, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

          Section 6.2 Appointment of Paying Agent. The Trustee may act as or appoint one or more paying agents (each, a "Paying Agent"). Any such Paying Agent must be rated no less than investment grade by the Rating Agency. The Paying Agent shall make distributions to Certificateholders from amounts delivered by the Trustee to the Paying Agent from amounts on deposit in the Certificate Account pursuant to Article V. The Trustee may remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. A co-paying agent may be chosen by the Trustee. Any co-paying agent or any successor Paying Agent shall be permitted to resign as Paying Agent, co-paying agent or successor Paying Agent, as the case may be, upon 30 days prior written notice to the Trustee and the Seller. In the event that the Trustee, any co-paying agent or any successor Paying Agent shall no longer be the Paying Agent, co-paying agent or successor Paying Agent, as the case may be, the Trustee shall appoint a successor to act as Paying Agent or co-paying agent. The Trustee shall cause each Paying Agent and each successor Paying Agent or any co-Paying Agent appointed by the Trustee (other than the Trustee, which hereby agrees) to execute and deliver to the Trustee an instrument in which such Paying Agent, successor Paying Agent or additional co-Paying Agent shall agree with the Trustee that, as Paying Agent, such Paying Agent, successor Paying Agent or additional co-Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto in a segregated trust account with the corporate trust department of a depositary institution or trust company having corporate trust powers and acting as trustee with respect to such funds or with an institution having the Required Deposit Rating (which may be such Paying Agent) until such sums shall be paid to such Certificateholders and shall promptly notify the Trustee of any default in making such payment. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 10.1,10.4 and 10.5 shall apply to each Paying Agent in its role as Paying Agent. The fees of any Paying Agent or co-paying agent shall be paid by the Trustee. Each Paying Agent and co-paying agent must be acceptable to the Seller.

          Section 6.3 Authenticating Agent.

          (a) The Trustee may appoint one or more authenticating agents (each, an "Authenticating Agent") with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. The Trustee is hereby appointed as the initial Authenticating Agent.

          (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

          (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Seller, the Trustee may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Seller.

          (d) The Trustee agrees to pay to each Authenticating Agent from its own funds from time to time reasonable compensation for its services under this
Section 6.3.

          (e) The provisions of Sections 10.1, 10.4 and 10.5 shall be applicable to any Authenticating Agent.

          (f) Pursuant to an appointment made under this Section 6.3, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.

                         _______________________________
                             as Authenticating Agent
                                for the Trustee,

                         By:____________________________
                              Authorized Signatory

          Section 6.4 Authentication of Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the written order of the Seller, pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A Exhibit B or Exhibit C hereto, as the case may be, executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued upon transfer or exchange thereafter shall be dated the date of their authentication.

          Section 6.5 Registration of Transfer and Exchange of Certificates.

          (a) The Certificate Registrar shall be the Trustee and any co-registrar chosen by the Servicer and acceptable to the Trustee. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 6.9, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar.

          b) No transfer of a Certificate shall be made unless (i) the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable State securities laws are complied with,
(ii) such transfer is exempt from the registration requirements under said Securities Act and applicable state securities laws or (iii) such Certificate is transferred to a Person who the transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act) that is purchasing such Certificate for its own account or the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on said Rule 144A and such transfer complies with any applicable State securities laws. In the event that a transfer is to be made in reliance upon clause (ii) above, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee must each (A) provide a letter to the Seller and the Trustee regarding the facts surrounding such transfer in a form substantially similar to that attached hereto as Exhibit G and (B) provide the Trustee with a written Opinion of Counsel in form and substance satisfactory to the Seller and the Trustee that such transfer may be made pursuant to an exemption from the Securities Act or State securities laws, which Opinion of Counsel shall not be an expense of the Seller or the Trustee. Neither the Seller nor the Trustee is under an obligation to register the Certificates under said Securities Act or any other securities law. The Certificate Registrar may request and shall receive in connection with any transfer signature guarantees satisfactory to it in its sole discretion.

          (c) Certificateholders, by virtue of the acquisition and holding thereof, will be deemed to have represented and agreed as follows:

          (i) it is a qualified institutional buyer as defined in Rule 144A or an accredited investor as defined in Rule 501(a)(l), (2), (3) or (7) of Regulation D promulgated under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor;

          (ii) it understands that the Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (A) to a person whom the Seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (B) pursuant to an effective registration statement under the Securities Act or (C) in reliance on another exemption under the Securities Act and, in each case, in compliance with any applicable State securities laws;

          (iii) it understands that the Certificates will bear a legend substantially to the following effect:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEROR AND THE TRANSFEREE AND AN OPINION OF COUNSEL EACH IN FORM AND SUBSTANCE SATISFACTORY TO

     THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ANY TRANSFER OF THIS SECURITY MUST COMPLY WITH ANY ADDITIONAL TRANSFER RESTRICTIONS IN
     SECTION 6.5 OF THE POOLING AND SERVICING AGREEMENT; and

          (iv) [Applicable to Class A Certificates only] if such Holder is an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (a "Plan"), such Holder is an accredited investor as defined in Regulation D promulgated under the Securities Act.

          (v) [Applicable to Class B Certificates and the Class C Certificates] such Holder represents that it is neither a Plan nor purchasing the Certificates with "plan assets" of any Plan.

          (d) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trust shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like Class in authorized denominations of a like aggregate amount dated the date of authentication. At the option of a Holder, Certificates may be exchanged for other Certificates of like Class of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

          (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary practices.

          (f) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Section 6.6 Mutilated, Destroyed, Lost, or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and the Servicer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona floe purchaser, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 6.6, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 6.6 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

          Section 6.7 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.5(c) and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

          Section 6.8 Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer, at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor from the Servicer, in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three (3) or more Certificateholders, or one (1) or more Certificateholders evidencing not less than 25 % of the Voting Interests thereof apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five (5) Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither of the Servicer or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 6.9 Maintenance of Office or Agency. The Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates 77 Water Street, 4th Floor, New York, New York 10005 as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                   ARTICLE VII

                                   THE SELLER

          Section 7.1 Representations of Seller. The Seller makes the following representations to the Trustee, on which the Trustee on behalf of itself and the Certificateholders relied in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee in trust for the benefit of the Certificateholders.

          (i) Due Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

          (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

          (iv) Valid and Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, loan agreement, mortgage or other agreement, or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage or other agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (vi) No Proceedings. There are no proceedings or investigations pending or, to the best of the Seller's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the

     Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) relating to the Seller and which might adversely affect the federal or State income tax attributes of the Certificates.

          (vii) No Approvals. No approval, consent, authorization or other action by, or filing with, any governmental authority of the United States of America or any of the States is required or necessary to consummate the transactions contemplated hereby, except as such as have been duly obtained or made by the Closing Date. The Seller complies in all material respects with all applicable laws, rules and orders with respect to itself, its business and properties and the Receivables; and Seller maintains all applicable permits and certifications.

          (viii) Taxes. The Seller has filed all federal, State, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. There is no pending dispute with any taxing authority that, if determined adversely to the Seller, would result in the assertion by any taxing authority of any material tax deficiency, and the Seller has no knowledge of a proposed liability for any tax to be imposed upon the Seller's properties or assets for which there is not an adequate reserve reflected in the Seller's current financial statements.

          (ix) Adequate Provisions for Taxes. The provisions for taxes on the Seller's books are in accordance with generally accepted accounting principles.

          (x) Pension/Profit Sharing Plans. No contribution failure has occurred with respect to any pension or profit sharing plan, and all such plans have been fully funded as of the date of this Agreement.

          (xi) Trade Names. "Asta Auto Receivables Company" is the only trade name under which the Seller is currently operating its business and under which the Seller operated its business for the period of time during which the Seller was in existence preceding the Closing Date.

          (xii) Ability to Perform. There has been no material impairment in the ability of the Seller to perform its obligations under this Agreement.

          (xiii) Chief Executive Office. Since its inception, the Seller has maintained its chief executive office in the State of New Jersey and there have been no other locations of the Seller's chief executive office preceding the Closing Date. The Seller shall give written notice to the Trustee and the Certificateholders at least 30 days prior to relocating its chief executive office and shall make, or cause the appropriate Person to make, such filings under the UCC as shall be necessary to maintain the perfected, first priority security interest in the Receivables granted hereunder in favor of the Trust.

          (xiv) Adverse Orders. There is no injunction, writ, restraining order or other order of any nature binding upon the Seller that adversely affects the Seller's performance of this Agreement and the transactions contemplated thereby.

          (xv) Solvent. The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated hereunder; the Seller is paying its debts as they become due; Seller, after giving effect to the contemplated transactions, will have adequate capital to conduct its business.

          (xvi) Lock-Box Account. Each Obligor of a Receivable has been directed and is required to remit payments to the Lock-Box.

          (xvii) Consolidation. The Seller has operated and will operate its business such that its assets and liabilities will not be substantively consolidated with the assets and liabilities of Asta Funding and its separate existence will not be disregarded in any State or federal court proceeding.

          (xviii) Business Purpose. The Seller will acquire and sell, transfer, assign and otherwise convey (for State law, tax and financial accounting purposes) the Receivables for a bona fide business purpose.

          (xix) [Reserved].

          (xx) Valid Transfer. The Purchase Agreement constitutes a valid transfer to the Seller of all of Asta Funding's right, title and interest in the Receivables transferred to the Seller pursuant to such Purchase Agreement.

          (xxi) Seller's Obligations. The Seller has submitted all necessary documentation for payment of the Receivables to the Obligors and has fulfilled all of its applicable obligations hereunder required to be fulfilled as of the Closing Date.

          (xxii) 1940 Act. The Seller is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

          Section 7.2 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller hereunder and the representations and warranties made by the Seller in this Agreement and as provided in Section 12.14.

          (a) The Seller shall indemnify, defend and hold harmless the Trustee, the Backup Servicer and the Custodian, including the officers, directors, employees and agents of each such entity, and each Certificateholder from and against any taxes, other than income and franchise taxes, that may at any time be asserted against the Trustee, the Trust, the Backup Servicer, the Custodian or the Certificateholders with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

          (b) The Seller shall indemnify, defend, and hold harmless the Trustee, the Trust, the Backup Servicer, the Custodian and each Certificate holder from and against any loss, liability or expense incurred by reason of (a) the Seller's willful misfeasance, bad faith, or negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder or (b) the Seller's violation of federal or State securities laws in connection with the sale of the Certificates.

          Indemnification under this Section 7.2 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments to the Trustee pursuant to this Section and the Trustee thereafter shall collect any of such amounts from others, the Trustee shall repay such amounts to the Seller, without interest.

          Section 7.3 Merger Consolidation of or Assumption of the Obligations of Seller. Any Person (a) into which the Seller may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole (excluding, however, any transaction involving the sale of Receivables in a securitization), which Person in any of the foregoing cases executes an agreement or assumption to perform every obligation of the Seller hereunder, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.4 shall have been breached and no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (ii) the Seller shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement or assumption comply with this Section
7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (iii) the Seller shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables (other than any notations or filings with respect to the title documents for the Financed Vehicles), and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 7.3 to the Rating Agency and shall have received confirmation from the Rating Agency that the then current rating of the Certificates will not be downgraded as a result of such merger, consolidation or succession. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement or assumption and compliance with clauses (i), (ii) or (iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

          Section 7.4 Limitation on Liability of Seller and others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations hereunder, and that in its opinion may involve it in any expense or liability.

          Section 7.5 Seller May Own Certificates. The Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledge of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided in the definition of "Certificateholder" specified in Section 2.1. Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates except as otherwise provided herein or by the definition of Certificateholder.

          Section 7.6 Covenants of the Seller. The Seller shall:

          (i) not impair the rights of the Certificateholders or the Trustee in the Receivables;

          (ii) except for the sale and assignment effected under this Agreement and prior to the termination of the Trust, not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable sold to the Trustee or any interest therein;

          (iii) immediately notify the Trustee of the existence of any Lien on any Receivable;

          (iv) defend the right, title and interest of the Trustee in, to and under the Receivables transferred to the Trustee, against all claims of third parties claiming through or under the Seller, Asta Funding or the Servicer;

          (v) comply in all respects with the terms and conditions of the Purchase Agreement and not amend, modify, or wave any provision of the Purchase Agreement in any matter relating to the obligation of Asta Funding to repurchase Receivables or in any manner that would have a materially adverse effect on the interests of the Certificateholders;

          (vi) promptly notify the Trustee and the Certificateholders of the occurrence of any Event of Default and any breach by the Seller, the Servicer or the Backup Servicer of any of its respective covenants or representations and warranties contained in this Agreement or, with respect to the Seller, in the Purchase Agreement;


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

          (vii) make at its sole cost and expense any filings, reports, notices or applications and seek any consents or authorizations from any and all government agencies, tribunals or authorities in accordance with the UCC and any State vehicle license or registration authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee to create, maintain and protect a security interest of the Trust in, to and on the Financed Vehicles and a first priority perfected ownership interest of the Trust in, to and on the Receivables transferred to it; and

          (viii) upon request of any Certificateholder, furnish the information required by paragraph (d)(4) of Rule 144A promulgated under the Securities Act.

          Section 7.7 Enforcement by Trustee. The Seller hereby acknowledges and agrees that the following covenants and agreements of the Seller shall be enforceable by the Trustee at all times until the Trust is terminated:

          (a) the Seller shall not engage in any business or activity other than as currently set forth in its Certificate of Incorporation;

          (b) the Seller shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Seller) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety, shall he organized and existing under the laws of the United States of America or any State thereof, and shall expressly assume in form satisfactory to the Rating Agency and the Majority Certificateholders, the performance of every covenant on the part of the Seller to be performed or observed pursuant to this Agreement and the Purchase Agreement, (B) immediately after giving effect to such transaction, no default or event of default under this Agreement shall have occurred and be continuing and (C) the Seller shall have delivered to the Rating Agency, each Certificateholder and the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer comply with this Agreement;

          (c) the Seller shall not dissolve or liquidate, in whole or in part, except (A) as permitted in paragraph (ii) above or (B) with the prior written consent of the Trustee and prior written confirmation from the Rating Agency (a copy of which shall be provided to the Trustee and each Certificateholder by the Seller) that such dissolution or liquidation will have no adverse effect on the rating assigned to the Certificates;

          (d) the funds and other assets of the Seller shall not be commingled with those of any other corporation, entity or Person, including, but not limited to, the parent or Affiliates of the Seller;

          (e) the Seller shall not hold itself out as being liable for the debts of any other party, including, but not limited to, the debts of the parent or Affiliates of the Seller;


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

          (f) the Seller shall not form, or cause to be formed, or otherwise have, any subsidiaries;

          (g) the Seller shall act solely in its corporate name and through the duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

          (h) at all times, except in the case of a temporary vacancy, which shall promptly be filled, the Seller shall have on its board of directors at least one director who qualifies as an "Independent Director" as such term is defined in the Seller's Certificate of Incorporation as originally filed with the Delaware Secretary of State's office;

          (i) the Seller shall maintain records and books of account of the Seller and shall not commingle such records and books of account with the records and books of account of any Person. The books of the Seller may be kept (subject to any provision contained in the statutes) inside or outside the State of New Jersey at such place or places as may be designated from time to time by the board of directors of the Seller;

          (j) the board of directors of the Seller shall hold appropriate meetings to authorize all of its corporate actions. Regular meetings of the board of directors of the Seller shall be held not less frequently than one
     (1) time per annum;

          (k) meetings of the shareholders of the Seller shall be held not less frequently than one time per annum;

          (1) the Seller shall not, without the affirmative unanimous vote of the whole board of directors of the Seller (including at least one director referred to in clause (h) above), institute any proceedings to adjudicate the Seller a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Seller, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Seller or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Seller;

          (m) the Seller is not and shall not be involved in the day-to-day or other management of its parent or any of its Affiliates;

          (n) other than the purchase and sale or pledge of assets as provided in this Agreement and related agreements with respect to this transaction and other transactions relating to the purchase of auto loan receivables and the issuance of rated debt or rated certificates of participation, the Seller shall engage in no other transactions with any of its Affiliates;


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

          (o) the Seller shall maintain a separate business office and telephone number from any of its Affiliates;

          (p) the Seller's financial statements shall reflect its separate legal existence from any of its Affiliates;

          (q) the Seller shall use separate invoices, stationery and checks from any of its Affiliates;

          (r) the Seller shall not suffer or permit the credit or assets of Asta Funding or any of its Affiliates to be held out as available for the obligations of the Seller;

          (s) the Seller shall enter into transactions with Asta Funding or its affiliates only on commercially reasonable terms;

          (t) the Seller shall not incur any indebtedness other than trade payables and expense accruals incurred in its ordinary course of business and any indebtedness contemplated by this Agreement; and

          (u) the Seller shall not issue any Securities or incur or issue any Obligations under any other pooling and servicing agreement, purchase agreement or otherwise, unless such agreement contains an express provision limiting recourse to the Seller to the assets involved in the transaction to which such agreement relates.

          Section 7.8 No Bankruptcy Petition. The Seller covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor, which securities were rated by any nationally recognized statistical rating organization, it will not institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law.

                                  ARTICLE VIII

                                  THE SERVICER

          Section 8.1 Representations of Servicer. The Servicer makes the following representations to the Trustee on which the Trustee on behalf of itself and the Certificateholders relies in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee in trust for the benefit of the Certificateholders.

          (a) Due Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all


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

relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

          (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications, except where failure to qualify will not have a material adverse effect on the Receivables or the business, prospects or financial condition of the Servicer.

          (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

          (d) Valid and Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Servicer, or any indenture, loan agreement, mortgage or other agreement or other instrument to which the Servicer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, loan agreement, mortgage or other agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Certificates.


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

          Section 8.2 Indemnities of Servicer.

          (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer hereunder and the representations made by the Servicer herein.

          (i) the Servicer shall defend, indemnify and hold harmless the Trustee, the Custodian, the Backup Servicer and the Seller, including officers, directors, employees and agents of each such entity, and the Trust and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any Affiliate thereof of a Financed Vehicle;

          (ii) The Seller shall indemnify, defend and hold harmless the Trustee, the Custodian, the Backup Servicer, and the Seller, including officers, directors, employees and agents of each such entity, and the Trust from and against any taxes that may at any time be asserted against the Trustee, the Custodian, the Backup Servicer, the Trust or the Seller with respect to the Trust including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same;

          (iii) the Servicer shall indemnify, defend and hold harmless the Trustee, the Backup Servicer and the Seller, including officers, directors, employees and agents of each such entity, and the Trust and the Certificateholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Trustee, the Backup Servicer, the Seller, the Trust or the Certificateholders through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder; and

          (iv) the Servicer shall indemnify, defend and hold harmless the Trustee, the Backup Servicer and the Custodian, including their officers, directors, employees and agents, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, contained in the Servicing Assumption Agreement or contained in the documents contemplated hereby or thereby, if any, except to the extent that such cost, expense, loss, claim, damage or liability:
     (A) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee; (B) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Backup Servicer or the Custodian; or (C) shall arise from the Trustee's, the Backup Servicer's or the Custodian's breach of any of its representations or warranties set forth in Section 10.12.

          (b) For purposes of this Section, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to Section 8.3) as Servicer


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

pursuant to Section 9.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 9.2. The provisions of this Section 8.2(b) shall in no way affect the survival pursuant to Section 8.2(C) of the indemnification by the Servicer provided by Section 8.2(a).

          (c) Indemnification under this Section 8.2 shall survive the termination of this Agreement and the resignation or removal of the Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from, others, the recipient shall promptly repay such amounts to the Servicer, without interest.

          Section 8.3 Merger or Consolidation of, or Assumption of the Obligations of Servicer or Backup Servicer.

          (a) Any Person (i) into which the Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Servicer hereunder without further act on the part of any of the parties hereto; provided, however, that (A) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (B) the Servicer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (C) the Servicer shall have delivered to the Trustee an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables (other than any notations or filings with respect to the title documents for the Financed Vehicles) and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (D) nothing herein shall be deemed to release the Servicer from any obligation. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement or assumption and compliance with clauses (A), (B) or (C) above shall be conditions to the consummation of the transactions referred to in clause (I),
(ii) or (iii) above.

          (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Backup Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Backup Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer hereunder without further act on the part of any of the parties hereto; provided, however, that nothing herein shall be deemed to release the Backup Servicer from any obligation.


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

          Section 8.4 Limitation on Liability of Servicer and others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders, except as provided hereunder, for any action taken or for refraining from the taking of any action pursuant hereto; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          Except as specifically provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

          Section 8.5 Servicer and Backup Servicer Not to Resign. Subject to the provisions of Section 8.3 hereof, neither the Servicer nor the Backup Servicer may resign from the obligations and duties hereby imposed on it as Servicer or Backup Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Backup Servicer, as the case may be. Notice of any such determination permitting the resignation of the Servicer or the Backup Servicer, as the case may be, shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Trustee concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of Asta Funding in accordance with Section 9.2 hereof and the Servicing Assumption Agreement, if applicable. No such resignation of the Backup Servicer shall become effective until an entity acceptable to the Trustee shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that if no such entity shall have assumed such responsibilities and obligations of the Backup Servicer within 30 days of the resignation of the Backup Servicer, the Backup Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Backup Servicer.

                                  ARTICLE IX

                                   DEFAULT

          Section 9.1 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:


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

          (a) any failure by the Servicer to make any payment, transfer or deposit under this Agreement that shall continue unremedied for a period of three (3) Business Days; or the certificate required by Section 4.9, the statement required by Section 4.10, or the report required by Section 4.11 shall not have been delivered within ten (10) days after the date such certificates or statements or reports, as the case may be, are required to be delivered; or

          (b) failure on the part of the Servicer, or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in the Certificates or in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (i) to the Servicer or the Seller as the case may be, by the Trustee, or (ii) to the Servicer or the Seller as the case may be, and to the Trustee by the Majority Certificateholders; or

          (c) the filing of a petition against the Seller or Servicer in any court or agency or supervisory authority having jurisdiction in the premises for
(I) the appointment of a conservator, receiver or liquidator for the Servicer or the Seller (or, so long as Asta Funding is Servicer, Asta Funding or any of its subsidiaries) in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for (ii) the winding up or liquidation of its affairs, and the continuance of any such petition unstayed and in effect for a period of 60 consecutive days; or

          (d) the consent by the Servicer or the Seller (or, so long as Asta Funding is Servicer, Asta Funding or any of its subsidiaries) to the appointment of a conservator, trustee, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or the Seller (or, so long as Asta Funding is Servicer, Asta Funding or any of its subsidiaries) of or relating to substantially all of its property; or the Servicer or the Seller (or, so long as Asta Funding is Servicer, Asta Funding or any of its subsidiaries) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (e) So long as Asta Funding is Servicer, (i)(A) the occurrence or existence of an event or condition in respect of Asta Funding under one or more agreements or instruments relating to any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money in an aggregate amount of not less than $500,000 (the "Cross-Acceleration Amount") which has resulted in such obligation becoming due and payable under such agreements or instruments, before it would otherwise have been due and payable or (B) the failure by Asta Funding to make one or more payments at maturity in an aggregate amount of not less than the Cross-Acceleration Amount under such agreements or instruments; or (ii) one or more judgments are entered against Asta Funding within any twelve month period involving in the aggregate a liability (to the extent not paid or fully covered by insurance) of $100,000 or more at any one time and either (A) enforcement proceedings have been commenced and are continuing by any party entitled to enforce such judgment or (B) there


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

is a period of ten (10) consecutive days during which a stay of enforcement of such judgment or judgments are not bonded or discharged or such judgment or judgments are not in effect; or

          (f) the cumulative Net Losses in the current and all prior Collection Periods exceeds 15.00% of the Original Pool Balance; or

          (g) the occurrence of a 60 Day + Delinquency Rate in any Collection Period exceeding 6.00% of the Pool Balance during such Collection Period;

then, and in each and every case, so long as an Event of Default shall not have been remedied, then either the Trustee or the Majority Certificateholders, by notice then given in writing to the Servicer and the Trustee may terminate all of the rights and obligations of the Servicer hereunder. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Certificates or the Receivables or otherwise, shall without further action, pass to and be vested in (i) the Backup Servicer or (ii) such successor Servicer as may be appointed under Section 9.2; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

          The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer hereunder, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape or diskette in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Trust. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 9.1 shall be paid by the predecessor Servicer (unless such predecessor Servicer was previously a Backup Servicer) upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 5.5(c)(i) hereof. Upon receipt of notice of the occurrence of an Event of Default, the Trustee shall give notice thereof to the Rating Agency. The predecessor Servicer shall grant the Trustee and the Backup Servicer reasonable access to the predecessor Servicer's premises at the predecessor Servicer's expense. If requested by the Backup Servicer or


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

successor Servicer, the predecessor Servicer shall terminate any arrangements relating to the Lock-Box and the Lock-Box Account with the Lock-Box Bank and direct the Obligors to make all payments under the Receivables directly to the Successor Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly or through a Lock-Box and a Lock-Box Account with a Lock-Box Bank).

          Section 9.2 Appointment of Successor.

          (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 9.1 or the Servicer's resignation in accordance with the terms hereof, the predecessor Servicer shall continue to perform its functions as Servicer hereunder, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and in the case of resignation, until the later of (A) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (B) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, Harris Trust and Savings Bank, as Backup Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement. Notwithstanding the Backup Servicer's assumption of, and its agreement to perform and observe all duties, responsibilities and obligations of Asta Funding as Servicer under this Agreement arising on and after the Assumption Date, the Backup Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of Asta Funding or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for any duties, responsibilities, obligations or liabilities of Asta Funding or any predecessor Servicer arising on or before the Assumption Date under Section 4.7 or 8.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of Asta Funding or any predecessor Servicer arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if the Backup Servicer shall be legally unable to act as Servicer and an Event of Default shall have occurred and be continuing, the Backup Servicer, the Trustee or the Majority Certificateholders may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 9.2, then the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer hereunder.

          (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and, except with respect to the limitations of the Backup


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Servicer's obligations under Section 9.2(a), shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

          Section 9.3 Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency.

          Section 9.4 Action Upon Certain Failures of the Servicer. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in Section 9.1 that would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer, the Certificateholders and the Rating Agency. For all purposes of this Agreement, in the absence of actual knowledge by a Trustee Officer, the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 9.1 unless notified thereof in writing by the Servicer or by a Certificateholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential default of the Servicer specified in Section 9.1.

          Section 9.5 Waiver of Past Defaults. The Majority Certificateholders (or, in the case of a default referred to in Section 9.1(a), the Holders of Certificates evidencing 100% of the Voting Interests thereof) may, on behalf of all Holders of Certificates, waive any default by the Servicer or the Seller in their performance of their respective obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE X

                                 THE TRUSTEE

          Section 10.1 Duties of Trustee. The Trustee, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. Notwithstanding any other provision of this Agreement, if an Event of Default shall have occurred and shall not have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it hereby and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The Trustee shall provide written notice to the Rating Agency immediately upon the occurrence of any Event of Default, or event which at the expiration of a grace period will become an Event of Default, in either case, solely to the extent that a Trustee Officer has actual knowledge of such event (there being no duty of investigation regarding the existence of such events). In addition, on each Determination Date the Trustee shall send the


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Rating Agency a letter stating that no Trustee Officer has any actual knowledge
(without investigation) of any such events.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

          The Trustee shall take and maintain custody of the schedule of Receivables included as Schedule 1 hereto and shall retain copies of all Servicer's Certificates prepared hereunder.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing not less than 50% of the Voting Interests thereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) the Trustee shall not be charged with knowledge of any Event of Default, unless a Trustee Officer assigned to the Trustee's Corporate Trust Office receives written notice of such Event of Default from the Servicer or the Seller, as the case may be, or the Holders of Certificates evidencing not less than 10% of the Voting Interests thereof (such notice shall constitute actual knowledge of an Event of Default by the Trustee);

          (v) without limiting the generality of this Section 10.1 or Section 10.3, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to therein or any financing statement or


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

     continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to enforce any Insurance Policy or to effect or maintain any such insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (D) (except in its role as Backup Servicer) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant hereto believed by the Trustee to be genuine, to conform to the requirements hereof as to form and to have been signed or presented by the proper party or parties or (E) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Servicer's representations warranties or covenants or the Servicer's duties and obligations as Servicer; and

          (vi) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability shall not be reasonably assured to it, and none of the provisions contained herein shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer hereunder.

          Section 10.2 Trustee's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to Asta Funding or the Servicer, as applicable, pursuant to this Agreement, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by Asta Funding pursuant to Section 3.5 or purchased by the Servicer pursuant to Section 4.7 or 11.2, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit D-l or Exhibit D-2 attached hereto, as applicable), and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period to Asta Funding or the Servicer, as the case may be. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty, to Asta Funding or the Servicer, as the case may be, of all the Trustee's right, title and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

          Section 10.3 Certain Matters Affecting Trustee. Except as otherwise provided in Section 10.1:

          (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate,


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certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

          (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses, and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (d) Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing not less than 25 % of the Voting Interests thereof; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity reasonably satisfactory to it against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand. Nothing in this clause (b) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

          (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer.

          (f) Except as may be required by Section 10.1, subsequent to the sale of the Receivables by the Seller to the Trust, the Trustee shall have no duty of independent inquiry and


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

the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

          (g) The Trustee may conclusively rely, as to factual matters relating to the Seller or the Servicer, on an Officer's Certificate of the Seller or Servicer, respectively.

          (h) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this Agreement, or any such related document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) the law.

          Section 10.4 Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to any directions by the Servicer to the Lock-Box Bank, the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders hereunder, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; the existence, contents and completeness of any Receivable or any Receivable File or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made hereunder or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Property that it may hold); the acts or omissions of the Seller, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties hereunder. Except with respect to a claim based on the failure of the Trustee to perform its duties hereunder or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the


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

Receivables. The Seller hereby certifies to the Trustee that the Rating Agency rating the Certificates is Duff & Phelps Credit Rating Co. and that its existing address is as set forth in Section 12.5. The Trustee may rely on the accuracy of such certification until it receives from the Seller an Officer's Certificate superseding such certification. It is expressly understood and agreed by the parties hereto that (a) this Agreement and the Certificates are executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Asta Auto Trust 1996-1, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representations, warranty or covenant made or undertaken by the Trust under this Agreement and the Certificates.

          Section 10.5 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

          Section 10.6 Indemnity of Trustee. The Servicer shall indemnify the Trustee, including its officers, directors, employees and agents, for, and hold it harmless against any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Additionally the Seller, pursuant to Section 7.2, shall indemnify the Trustee with respect to certain matters, the Servicer, pursuant to Section 8.2, shall indemnify the Trustee with respect to certain matters, and Certificateholders, pursuant to Section 10.3 shall, upon the circumstances therein set forth, indemnify the Trustee under certain circumstances. The provisions of this Section 10.6 shall survive the termination of this Agreement and the resignation or removal of the Servicer.

          Section 10.7 Eligibility Requirements for Trustee. The Trustee or its parent shall at all times be organized and doing business under the laws of the United States of America or any State thereof; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.8.


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          Section 10.8 Resignation or Removal of Trustee. The Trustee may at any
time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Seller and each Certificateholder. Upon receiving such notice of resignation, with the prior written consent of the Rating Agency and the Majority Certificateholders the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.7 and shall fall to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Servicer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and pay all fees owed to the outgoing Trustee.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 10.8 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.9 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to the Rating Agency then rating the Certificates.

          Section 10.9 Successor Trustee. Any successor Trustee appointed pursuant to Section 10.8 shall execute, acknowledge and deliver to the Servicer, the Backup Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it hereunder; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          No successor Trustee shall accept appointment as provided in this
Section 10.9 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.7.

          Upon acceptance of appointment by a successor Trustee pursuant to this
Section 10.9, the Servicer shall mall notice of the successor of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency.


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If the Servicer shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

          Section 10.10 Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.7, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further, that the Trustee shall notify the Rating Agency of such merger or consolidation.

          Section 10.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer, and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.11, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.7, except as to the rating requirements set forth therein, and no notice of a successor trustee pursuant to Section 10.9 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.9.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;


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

          (b) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (c) The Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 10.12 Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Seller and Certificateholders shall rely:

          (a) The Trustee is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of its place of incorporation.

          (b) The Trustee has full corporate power, authority and legal right to execute, deliver and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) This Agreement shall have been duly executed and delivered by the Trustee and shall be enforceable against the Trustee in accordance with its terms.

          Section 10.13 No Bankruptcy Petition. The Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor it will not institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law.


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          Section 10.14 Trustee May Enforce Claims Without Possession of
Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 10.15 Trustee Not Liable for Losses. The Trustee shall not be liable for the selection of, or for losses incurred in respect, of Eligible Investments provided that the Trustee complies with the written instructions provided by the Servicer pursuant to Section 5.1.

          Section 10.16 Application of Article X. In the event that the entity serving as Trustee hereunder is also serving as Backup Servicer or Custodian hereunder, the rights and protection afforded to the Trustee pursuant to this
Article X shall also be afforded to such Backup Servicer and Custodian.

                                  ARTICLE XI

                                 TERMINATION

          Section 11.1 Termination of the Trust. The respective obligations and responsibilities of the Seller, the Servicer, the Trustee and the Trust created hereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the disposition of all property held as part of the Trust; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee of any prospective termination pursuant to this Section 11.1.

          Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment, and (C) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause


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

to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.5.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement or if none from Asta Funding. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Seller.

          Section 11.2 Optional Purchase of all Receivables. On the last day of any Collection Period as of which the Pool Balance as a percentage of the Original Pool Balance shall be less than or equal to the Optional Purchase Percentage, the Servicer shall have the option to repurchase the Receivables. To effect such purchase the Servicer shall (a) give written notice to the Trustee and the Certificateholders no later than 30 days prior to the Distribution Date on which such purchase is to be effected and (b) on or before such Distribution Date, deposit into the Collection Account pursuant to Section 5.4 an amount equal to the sum of (i) the aggregate Purchase Amount for the Receivables plus
(ii) the market value of any other property held by the Trust. After payment of the amount specified in this Section 11.2, the Seller shall succeed to all interests in and to the Trust.

          Section 11.3 Rights upon the Occurrence of Certain Events. (a) If the Seller shall consent to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Seller or relating to all or substantially all of such entity's property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity's affairs, shall have been entered against the Seller Interest; or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its respective creditors or voluntarily suspend payment of its obligations (any such act or occurrence being an "Insolvency Event"), then the Seller shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately give notice to the Trustee thereof. Upon the Appointment Date, this Agreement and the Trust shall dissolve and be terminated, subject to the liquidation, winding-up, and dissolution procedures described below. Within 15 days of the Appointment Date, the Trustee shall at the expense of the Trust
(i) publish a notice in an authorized newspaper that an Insolvency Event has occurred, that the Trust has terminated and that the Trustee intends to sell, dispose of or otherwise liquidate the Trust Property on commercially reasonable terms and in a commercially reasonable manner and


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

(ii) give notice to Certificateholders describing the provisions of this Section and requesting instructions from such Holders. Unless the Trustee shall have received written instructions within 60 days from the date notice pursuant to clause (i) above is first published from Holders of Certificates evidencing more than 50% of the aggregate unpaid principal amount of each Class (other than the Seller), to the effect that such Persons disapprove of the liquidation of the Trust Property and wish to reconstitute the Trust pursuant to the terms of this Agreement (as amended in connection with such reconstitution), the Trustee shall promptly sell, dispose of or otherwise liquidate the Trust Property in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and shall sell the Trust Property at the highest bid solicited. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator of the Seller that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.

          (b) The proceeds from the sale, disposition or liquidation of the Trust Property pursuant to paragraph (a) ("Insolvency Proceeds") shall be immediately deposited in the Collection Account. The Insolvency Proceeds shall be allocated and distributed to Certificateholders or the Seller in accordance with the terms of Article V hereof.

          (c) This Section 11.3 shall cease to be applicable with respect to this Agreement upon the effective date of final Income Tax Regulations promulgated under Section 7701 of the Code that would have the effect of causing the Trust to qualify as a partnership for federal income tax purposes and for New Jersey and Illinois income and franchise tax purposes in the absence hereof. The Trustee shall recognize any such change in the operative status of this provision only upon delivery to it of an Opinion of Counsel to the effect that the condition set forth in the preceding sentence has been satisfied, and that the Trust will be treated as a partnership in the absence of this Section 11.3.

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

          Section 12.1 Amendment. This Agreement may be amended by the Seller, the Servicer and the Trustee without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

          This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the consent of the Holders of each Class of Certificates materially affected thereby (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent


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

is made upon the Certificate) evidencing not less than 51 % of the Voting Interests of all the affected Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate without the consent of each Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Voting Interests of the Certificates required to consent to any such amendment, without the consent of the Holders of all Certificates of the applicable Class then outstanding or
(c) result in a downgrade or withdrawal of the then-current rating of any Class of Certificates by the Rating Agency without the consent of the Holders of all Certificates of the applicable Class then outstanding. This Agreement may, upon the Backup Servicer becoming Servicer, also be amended from time to time by the Seller, the Servicer and the Trustee with the unanimous consent of the Holders of each Class of Certificates to provide for an increase in the Servicing Fee.

          Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Rating Agency.

          It shall not be necessary for the consent of Certificateholders pursuant to this Section 12.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(i)(i). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities hereunder or otherwise.

          Section 12.2 Protection of Title to Trust.

          (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee in the Receivables and in the proceeds thereof (other than any notations or filings with respect to the title documents for the Financed Vehicles). The Seller shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor Asta Funding shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within


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

the meaning of ss.9-402(7) of the UCC, unless it shall have given the Trustee at least five (5) days prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (i) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (ii) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

          (c) Each of the Seller and Asta Funding shall have an obligation to give the Trustee at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (i) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or
(ii) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Certificate Account in respect of such Receivable.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale hereunder of the Receivables to the Trust, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the particular grantor trust or agent as the case may be, in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

          (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trustee.


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

          (g) The Servicer shall permit the Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

          (h) Upon request the Servicer shall furnish to the Trustee, within (5) five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

          (i) The Servicer shall deliver to the Trustee:

          (i) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

          (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three (3) months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the Receivables (other than any notations or filings with respect to the title documents for the Financed Vehicles), and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

          Each Opinion of Counsel referred to in clause (i)(i) or (i)(ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

          (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          (k) In the event any of the events described in Section 9.l(iii) or
(iv) shall have occurred, or in the event Asta Funding shall have been removed or replaced as Servicer for any reason, then Asta Funding or the Servicer shall immediately cause each certificate of title for a Financed Vehicle to be marked to reflect the security interest of the Trust in the Financed Vehicle, and Asta Funding hereby appoints the Trustee its attorney-in-fact to effect such marking, and the Trustee hereby accepts such appointment. The appointment of the Trustee


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

hereunder shall not operate to relieve Asta Funding and/or the Servicer of its obligations to mark each Certificate of Title under this Section 12.2(k). Asta Funding shall be liable for all costs, fees and expenses incurred under this
Section 12.2(k).

          Section 12.3 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement, or any of them.

          No Certificateholder shall have any right to vote (except as specifically provided herein, including in Section 12.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interests thereof shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may reasonably require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section 12.3 or Section 9.4; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of any other such Holder of Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided herein and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 12.3, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 12.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 12.5 Notices. All demands, notices, and communications upon or to the Seller, the Servicer, the Trustee or the Rating Agency hereunder shall be in writing, and


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

delivered (a) personally, (b) by certified mail, return receipt requested, (c) by Federal Express or similar overnight courier service or (d) by telecopy, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to the agent for service as specified herein, at the following address:
Asta Auto Receivables Company, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 06830 (Telecopy: (201) _____-_____), or at such other address as shall be designated by the Seller in a written notice to the Trustee, (b) in the case of the Servicer to the Secretary, Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 06830 (Telecopy: (201) 569- 6198), (c) in the case of the Trustee, at 311 West Monroe Street, Chicago, Illinois 60606 (Telecopy: (312) 461-3525), (d) in the case of the Rating Agency at the following address: Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603,
Attention: Asset-Backed Surveillance and (e) in the case of Greenwich Capital Markets, Inc., at the following address: 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Structured Finance Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. My notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

          Section 12.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 12.7 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Trustee and the Holders of Certificates evidencing not less than 66% of the Voting Interests thereof.

          Section 12.8 Certificates Nonassessable and Fully Paid.
Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable f6r any losses or expenses of the Trust or for any reason whatsoever.

          Section 12.9 Nonpetition Covenant.

          (a) Neither the Seller nor the Servicer shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

          (b) The Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of commencing or sustaining a case against the Seller under any federal or State


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

bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

          Section 12.10 Third Party Beneficiaries. Except as otherwise specifically provided herein with respect to Certificateholders, the parties to this Agreement hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

          Section 12.11 Agent for Service. The agent for service for the Seller shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

          Section 12.12 Tax Treatment. The Seller and the Trustee on behalf of the Trust, by entering into this Agreement, and the Holders, by acquiring any Certificate, express their intention that (i) the Trust be treated as a partnership for federal income tax purposes, State and local income and franchise tax purposes and for purposes of any other taxes that are imposed upon, measured by or based upon gross or net income, and (ii) the Certificates and the Excess Interest be treated as the interests in such partnership. For such purposes and unless otherwise required by appropriate taxing authorities, the Seller, the Trustee and the Holders hereby agree: (i) to treat the Certificates and the Excess Interest as the interests in such partnership and to treat any distributions with respect thereto from the Trust as partnership distributions, (ii) that the Holders of the Certificates will be treated as limited partners of such partnership and that the Seller, as the holder of the Excess Interest, will be treated as the general partner, (iii) with respect to each Holder and the Seller, to include in income its respective share of income, gain, loss and deduction generated by the Trust Property and related property as determined under partnership tax accounting rules, and (iv) that the net income allocated to the Holders of the Certificates will be equal to the interest rate on their respective Certificates and that all other net income of the Trust will be allocated to the Seller as holder of the Excess Interest. The Parties agree that the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership and the characterization of the Certificates as partnership interests therein for such tax purposes.

          Section 12.13 Seller's Partnership Interest. The Seller shall at all times retain its Seller Partnership Interest and may not transfer, assign, pledge, participate, alienate or hypothecate any interest in the same at any time. Any attempted transfer, assignment, pledge, participation, alienation or hypothecation of any interest in the Seller Partnership Interest by the Seller shall be void. Any Certificate issued to the Seller shall contain a legend to such effect. In addition, the Seller shall at all times remain a party to this Agreement and shall not withdraw from or terminate this Agreement.

          Section 12.14 Liabilities. (a) Notwithstanding any provision of this Agreement, by entering into this Agreement, the Seller agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Certificates) arising out of or based on each of the arrangements created by this Agreement (to the extent Trust Property remaining after the Certificateholders have been paid in full are insufficient to pay such losses, claims, damages or


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

liabilities) and the actions of the Servicer taken pursuant thereto as though this Agreement created a partnership under the New York Uniform Partnership Act in which the Seller and each holder of an interest in the Seller Partnership Interest was a general partner.

          (b) The Seller hereby represents that it has, and warrants that it shall maintain, assets sufficient to constitute "substantial assets" (other than the Seller Partnership Interest) for purposes of Section 301.7701-2(d)(2) of the Income Tax Regulations promulgated under the Code.

          (c) This Section 12.14 shall cease to be applicable with respect to this Agreement upon the effective date of final Income Tax Regulations promulgated under Section 7701 of the Code that would have the effect of causing the trust to qualify as a partnership for federal income tax purposes and for New Jersey and Illinois income and franchise tax purposes in the absence hereof. The Trustee shall recognize any such change in the operative status of this provision only upon delivery to it of an Opinion of Counsel to the effect that the condition set forth in the preceding sentence has been satisfied, and that the Trust will be treated as a partnership in the absence of this Section 12.14.

          Section 12.15 Withholding. The Trustee on behalf of the Trust shall comply with all requirements of the Code and the Treasury regulations and applicable state and local law with respect to the withholding from any distributions made by it to any Holder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith. In that regard, the Trustee shall withhold from amounts otherwise distributable to a Certificateholder at the highest potentially applicable rate if such Certificateholder fails to provide a duly executed Certificate of Non-Foreign Status in the form attached hereto as Exhibit K, which withholding shall be computed on the basis of such Certificateholder's allocable net income or, if it produces a larger withholding amount, its gross income, and such withheld amounts shall be deemed paid to the affected Certificateholder for all purposes of this Agreement.

          Section 12.16 Right to Direct. The Majority Certificateholders shall have the right to direct and manage the trust, including the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Servicer or the Backup Servicer, or exercising any trust or power conferred on the Trustee, the Servicer or the Backup Servicer; provided, however, that the Trustee, the Servicer and the Backup Servicer shall have the right to decline to follow any such direction if (i) the Trustee, the Servicer or the Backup Servicer, as advised by counsel, determines that the action so directed may not lawfully be taken, (ii) if in good faith shall, by a Trustee Officer, Servicing Officer or Backup Servicer, determine that the proceedings so directed would be illegal, involve it in personal liability, unduly prejudicial to the rights of Certificateholders not parties to such direction or would not be possible to be performed by such entity without undue burden or expense; and provided further that nothing in this Agreement shall impair the right to take any action deemed proper by the Trustee, the Servicer or the Backup Servicer and which is not inconsistent with such management and direction by the Majority Certificateholders.


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

          IN WITNESS WHEREOF, the Seller, the Servicer, the Trustee, the Custodian and the Backup Servicer have caused this Pooling and Servicing Agreement to be duly executed by their authorized officers as of the date first above written.

                               ASTA AUTO RECEIVABLES COMPANY,
                                as the Seller,


                               By: /s/ Gary Stern
                                   --------------------------
                                   Name:  Gary Stern
                                   Title: Pres.


                               ASTA FUNDING, INC.,
                                as the Servicer


                               By: /s/ Gary Stern
                                   --------------------------
                                   Name:  Gary Stern
                                   Title: Pres.


                               HARRIS TRUST AND SAVINGS BANK,
                                as the Trustee, Custodian and
                                Backup Servicer


                               By: /s/ E. Kay Liederman
                                   --------------------------
                                   Name:  E. Kay Liederman
                                   Title: VP

                                    EXHIBIT A
                           FORM OF CLASS A CERTIFICATE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEROR AND THE TRANSFEREE AND AN OPINION OF COUNSEL (EACH IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ANY TRANSFER OF THIS SECURITY MUST COMPLY WITH ANY ADDITIONAL TRANSFER RESTRICTIONS IN SECTION 6.5 OF THE POOLING AND SERVICING AGREEMENT.

                             ASTA AUTO TRUST 1996-1
              [___]% AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATE
                                     CLASS A

     evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles and light duty trucks and sold to the Trust by ASTA Auto Receivables Company.

     (This Certificate does not represent an interest in or obligation of Asta Auto Receivables Company, Asta Funding, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

CERTIFICATE NUMBER___                                     PPN. _____________


$________________


          THIS CERTIFIES THAT __________ is the registered owner of a __________ dollars nonassessable, fully-paid, beneficial ownership interest in the Asta Auto Trust 1996-1 (the "Trust") formed by Asta Auto Receivables Company, a Delaware corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") among the Seller, Asta Funding, Inc., as servicer (the "Servicer"), and Harris Trust and Savings Bank, as trustee (the "Trustee"), back-up servicer (the "Back-up Servicer") and custodian (the "Custodian"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates issued in several Classes designated as "Asta Auto Trust 1996-1, Automobile Receivable Pass-Through Certificates" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) all right, title and interest of the Seller in and to the Receivables listed in Schedule 1 to the Agreement (the "Receivables") and all monies received thereon on or after the Cutoff Date and all Liquidation Proceeds received with respect to such Receivables; (ii) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles, including, without limitation, the certificates of title with respect to Financed Vehicles; (iii) all, right, title and interest of the Seller in and to any proceeds from claims on any Insurance Policies covering the Receivables, the Financed Vehicles or the Obligors; (iv) all right, title and interest of the Seller in and to the Purchase Agreement, including a direct right to cause Asta Funding to purchase Receivables from the Trust under certain circumstances; (v) all right, title and interest of the Seller in and to refunds of unearned premiums with respect to any Insurance Policies covering the Receivable, an Obligor or the Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing; (vi) the Receivables File related to each Receivable; (vii) the Reserve Account, the Simple Interest Differential Account, the Collection Account, the Lock-Box Account, the Certificate Account and all monies on deposit therein; and (viii) the proceeds of any and all of the foregoing, as described in the Agreement.

          Under the Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on October 21, 1996, to the person in whose name this Certificate is registered at the close of business on the preceding Record Date (which will be the last business day of the immediately preceding calendar month, except that the Record Date with respect to the first Distribution Date will be the Closing Date) such Certificateholder's percentage interest (determined by dividing the denominations of this Certificate by the aggregate original denomination of all Certificates of the related Class) in the amounts distributed to Certificateholders of the related Class pursuant to the Agreement.

          Distributions on this Certificate will be made by the Trustee by wire transfer, in immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate instructions prior to such Distribution Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or if not, by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

          It is expressly understood and agreed that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank not individually or personally but solely as Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purpose of binding only the Trust, [(c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Holder of this Certificate and by any Person claiming by, through or under such Holder,] and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder.

          IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

                                  ASTA AUTO TRUST 1996-1

                                  HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely in its capacity as Trustee


Dated: ________________           By:_____________________________
                                      Authorized Officer


     This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                  HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely in its capacity as Trustee



                                  By:_______________________________
                                      Authorized Officer

                            (Reverse of Certificate)

          The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, certain amounts on deposit in bank accounts, including the Reserve Account and Simple Interest Differential Account, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee and with the consent of the Holders of each Class of Certificates materially affected thereby evidencing not less than 51% of the Voting Interests of all the affected Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $250,000. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

          The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          Each Holder of the Certificates, by virtue of the acquisition and holding thereof, hereby represents and agrees as follows:

          (i) It is a qualified institutional buyer as defined in Rule 144A or an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor.

          (ii) It understands that the Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act or (c) in reliance on another exemption under the Securities Act and, in each case, in compliance with any applicable State securities laws.

          (iii) If such Holder is (a) an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code or (b) a person using "plan assets" of any such plan to purchase the Certificates, such Holder is an accredited investor as defined in Regulation D promulgated under the Securities Act.

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



______________________________________________________________________ Attorney
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
                                                        _________________*



                                                        _________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT B
                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED BELOW).

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE. THE FOREGOING RESTRICTIONS SHALL NOT APPLY TO ACQUISITIONS AND HOLDING OF CLASS B CERTIFICATES WITH ASSETS OF THE GENERAL ACCOUNT OF AN INSURANCE COMPANY, TO THE EXTENT PERMITTED UNDER SECTION 401(c) OF ERISA. PURCHASERS USING INSURANCE COMPANY GENERAL ACCOUNT FUNDS TO PURCHASE CLASS B CERTIFICATES SHOULD ALSO CONSIDER THE AVAILABILITY OF EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (60 FED. REG. 35925, JULY 12, 1995) ISSUED BY THE DOL.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(1) 50 LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEROR AND THE TRANSFEREE AND AN OPINION OF COUNSEL (EACH IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ANY TRANSFER OF THIS SECURITY MUST COMPLY WITH ANY ADDITIONAL TRANSFER RESTRICTIONS IN SECTION 6.5 OF THE POOLING AND SERVICING AGREEMENT.

                             ASTA AUTO TRUST 1996-1
              [___]% AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATE
                                     CLASS B

     evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles and light duty trucks and sold to the Trust by ASTA Auto Receivables Company.

     (This Certificate does riot represent an interest in or obligation of Asta Auto Receivables Company, Asta Funding, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

CERTIFICATE NUMBER _____                                     PPN.______________


$______________


          THIS CERTIFIES THAT __________ is the registered owner of a __________ dollars nonassessable, fully-paid, beneficial ownership interest in the Asta Auto Trust 1996-1 (the "Trust") formed by Asta Auto Receivables Company, a Delaware corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") among the Seller, Asta Funding, Inc., as servicer (the "Servicer"), and Harris Trust and Savings Bank, as trustee (the "Trustee"), back-up servicer (the "Back-up Servicer") and custodian (the "Custodian"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates issued in several Classes designated as "Asta Auto Trust 1996-1, Automobile Receivable Pass-Through Certificates" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts (the "Receivables"), all monies due thereunder on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Seller in and to the Purchase Agreement and any and all proceeds of the foregoing; and (ii) certain bank accounts and the proceeds thereof, including the Reserve Account and the Simple Interest Differential Account, as described in the Agreement.

          Under the Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on October 21, 1996, to the person in whose name this Certificate is registered at the close of business on the Record Date (which will be the last business day of the immediately preceding calendar month, except that the Record Date with respect to the first Distribution Date will be the Closing Date) such Certificateholder's percentage interest (determined by dividing the denominations of this Certificate by the aggregate original denomination of all Certificates) in the amounts distributed to Certificateholders pursuant to the Agreement.

          Distributions on this Certificate will be made by the Trustee by wire transfer, in immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate instructions prior to the Record Date for such Distribution Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or if not, by check mailed to the Certificateholder of record at the address of such Holder appearing in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee to the Certificateholders of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in such notice and maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

          It is expressly understood and agreed that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank not individually or personally but solely as Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purpose of binding only the Trust, [(c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Holder of this Certificate and by any Person claiming by, through or under such Holder,] and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder.

          IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

                                  ASTA AUTO TRUST 1996-1

                                  HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely in its capacity as Trustee



Dated: ____________               By: ____________________________________
                                      Authorized Officer


     This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                                  HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely in its capacity as Trustee



                                  By: ____________________________________
                                      Authorized Officer

                            (Reverse of Certificate)

          The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, certain amounts on deposit in bank accounts, including the Reserve Account and Simple Interest Differential Account, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee and with the consent of the Holders of each Class of Certificates materially affected thereby evidencing not less than 51% of the Voting Interests of all the affected Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $250,000. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

          The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          Each Holder of the Certificates, by virtue of the acquisition and holding thereof, hereby represents and agrees as follows:

          (i) It is a qualified institutional buyer as defined in Rule 144A or an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor.

          (ii) It understands that the Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act or (c) in reliance on another exemption under the Securities Act and, in each case, in compliance with any applicable State securities laws.

          (iii) If such Holder is the general account of an insurance company and such Holder is an accredited investor as defined in Regulation D promulgated under the Securities Act.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



______________________________________________________________________Attorney
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
                                                        _________________*



                                                        _________________*


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT C
                           FORM OF CLASS C CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED BELOW)

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE. THE FOREGOING RESTRICTIONS SHALL NOT APPLY TO ACQUISITIONS AND HOLDING OF CLASS B CERTIFICATES WITH ASSETS OF THE GENERAL ACCOUNT OF AN INSURANCE COMPANY, TO THE EXTENT PERMITTED UNDER SECTION 401(c) OF ERISA. PURCHASERS USING INSURANCE COMPANY GENERAL ACCOUNT FUNDS TO PURCHASE CLASS B CERTIFICATES SHOULD ALSO CONSIDER THE AVAILABILITY OF EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (60 FED. REG. 35925, JULY 12, 1995) ISSUED BY THE DOL.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEROR AND THE TRANSFEREE AND AN OPINION OF COUNSEL (EACH IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ANY TRANSFER OF THIS SECURITY MUST COMPLY WITH ANY ADDITIONAL TRANSFER RESTRICTIONS IN SECTION 6.5 OF THE POOLING AND SERVICING AGREEMENT.

                             ASTA AUTO TRUST 1996-1
              [___]% AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATE
                                     CLASS C

     evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles and light duty trucks and sold to the Trust by ASTA Auto Receivables Company.

     (This Certificate does not represent an interest in or obligation of Asta Auto Receivables Company, Asta Funding, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

CERTIFICATE NUMBER ______                                     PPN.______________

$_____________

          THIS CERTIFIES THAT __________ is the registered owner of a __________ dollars nonassessable, fully-paid, beneficial ownership interest in the Asta Auto Trust 1996-1 (the "Trust") formed by Asta Auto Receivables Company, a Delaware corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") among the Seller, Asta Funding, Inc., as servicer (the "Servicer"), and Harris Trust and Savings Bank, as trustee (the "Trustee"), back-up servicer (the "Back-up Servicer") and custodian (the "Custodian"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates issued in several Classes designated as "Asta Auto Trust 1996-1, Automobile Receivable Pass-Through Certificates" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts (the "Receivables"), all monies due thereunder on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Seller in and to the Purchase Agreement and any and all proceeds of the foregoing; and (ii) certain bank accounts and the proceeds thereof, including the Reserve Account and the Simple Interest Differential Account, as described in the Agreement.

          Under the Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on October 21, 1996, to the person in whose name this Certificate is registered at the close of business on the Record Date (which will be the last business day of the immediately preceding calendar month, except that the Record Date with respect to the first Distribution Date will be the Closing Date) such Certificateholder's percentage interest (determined by dividing the denominations of this Certificate by the aggregate original denomination of all Certificates) in the amounts distributed to Certificateholders pursuant to the Agreement.

          Distributions on this Certificate will be made by the Trustee by wire transfer, in immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate instructions prior to such Distribution Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or if not, by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

          It is expressly understood and agreed that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank not individually or personally but solely as Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purpose of binding only the Trust, [(c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Holder of this Certificate and by any Person claiming by, through or under such Holder,] and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder.

          IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

                                  ASTA AUTO TRUST 1996-1

                                  HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely in its capacity as Trustee



Dated: ______________             By: ______________________________________
                                      Authorized Officer

     This is one of the Class C Certificates referred to in the within-mentioned Agreement.


                                  HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely in its capacity as Trustee



                                  By: ______________________________________
                                      Authorized Officer

                            (Reverse of Certificate)

          The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, certain amounts on deposit in bank accounts, including the Reserve Account and Simple Interest Differential Account, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee and with the consent of the Holders of each Class of Certificates materially affected thereby evidencing not less than 51% of the Voting Interests of all the affected Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $250,000. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

          The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          Each Holder of the Certificates, by virtue of the acquisition and holding thereof, hereby represents and agrees as follows:

          (i) It is a qualified institutional buyer as defined in Rule 144A or an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor.

          (ii) It understands that the Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act or (c) in reliance on another exemption under the Securities Act and, in each case, in compliance with any applicable State securities laws.

          (iii) If such Holder is the general account of an insurance company and such Holder is an accredited investor as defined in Regulation D promulgated under the Securities Act.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



____________________________________________________________________Attorney
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
                                                        _________________*



                                                        _________________*


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                     EXHIBIT D-1

                              Trustee's Certificate
                            pursuant to Section 10.2
                     of the Pooling and Servicing Agreement

          Harris Trust & Savings Bank, as trustee (the "Trustee") of Asta Auto Trust 1996-1 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1996, among Asta Auto Receivables Company, as Seller, Asta Funding, Inc. ("Asta Funding"), as Servicer, and Harris Trust and Savings Bank, the Harris Trust and Savings Bank, as Trustee, Back-up Servicer and Custodian, does hereby sell, transfer, assign, and otherwise convey to Asta Funding, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by Asta Funding pursuant to Section
3.5 of the Pooling and Servicing Agreement and all security and documents relating thereto, such assignment being an assignment outright and not for security. Terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF I have hereunto set my hand this __th day of __________ __, 199_.


                                      _______________________________________
                                      Name:
                                      Title:

                                                                     EXHIBIT D-2

                              Trustee's Certificate
                            pursuant to Section 10.2
                     of the Pooling and Servicing Agreement

          Harris Trust and Savings Bank, as trustee (the "Trustee") of Asta Auto Trust 1996-1 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996, among Asta Auto Receivables Company, as Seller, Asta Funding, Inc., as Servicer, and Harris Trust and Savings Bank, as Trustee, Back-up Servicer and Custodian, does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be purchased by the Servicer pursuant to Section [4.7 or 11.2], and all security and documents relating thereto, such assignment being an assignment outright and not for security. Terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF I have hereunto set my hand this __th day of ____________ __ 199_.


                                      _______________________________________
                                      Name:
                                      Title:

EXHIBIT E

                 FORM OF MONTHLY CERTIFICATEHOLDER STATEMENT

                             ASTA AUTO TRUST 1996-1

               Automobile Receivable Pass-Through Certificates

                          Class A, Class B and Class C


Distribution Date

Collection Period

          Under the Pooling and Servicing Agreement dated as of September 1, 1996 by and among Asta Auto Receivables Company, Asta Funding, Inc. as Servicer, and Harris Trust and Savings Bank, as Trustee and Back-up Servicer, the Servicer is required to prepare, or cause the Backup Servicer to prepare, certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $[1,000] per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution.

     1. Certificates - General

          (a)  The Available Interest Distribution Amount
               for the Distribution Date set forth above ......  $_____________

          (b)  The Available Principal Distribution Amount
               for the Distribution Date set forth above ......  $_____________

          (c)  The Total Available Distribution Amount for
               the Distribution Date set forth abov ...........  $_____________

     2. Class A Certificates

          (a)  The aggregate amount of the distribution to
               the Class A Certificateholders on the
               Distribution Date set forth above ..............  $_____________

          (b)  The amount of the distribution set forth in
               paragraph A.2.(a) above in respect of
               interest .......................................  $_____________

          (c)  The amount of the distribution set forth in
               paragraph A.2.(a) above in respect of
               principal ......................................  $_____________

          (d)  The Class A Certificate Balance after giving
               effect to the distributions allocable to
               principal on the Distribution Date set forth
               above ..........................................  $_____________

          (e)  The Class Factor for the Class A Certificates
               for the Distribution Date set forth above ......  $_____________

     3. Class B Certificates

          (a)  The aggregate amount of the distribution to
               the Class B Certificateholders on the
               Distribution Date set forth above ..............  $_____________

          (b)  The amount of the distribution set forth in
               paragraph A.3.(a) above in respect of
               interest .......................................  $_____________

          (c)  The amount of the distribution set forth in
               paragraph A.3.(a) above in respect of
               principal ......................................  $_____________

          (d)  The Class B Certificate Balance after giving
               effect to the distributions allocable to
               principal on the Distribution Date set forth
               above ..........................................  $_____________

          (e)  The Class Factor for the Class B Certificates
               for the Distribution Date set forth above ......  $_____________

     4. Class C Certificates

          (a)  The aggregate amount of the distribution to
               the Class C Certificateholders on the
               Distribution Date set forth above ..............  $_____________

          (b)  The amount of the distribution set forth in
               paragraph A.4. (a) above in respect of
               interest .......................................  $_____________

          (c)  The amount of the distribution set forth in
               paragraph A.4. (a) above in respect of
               principal ......................................  $_____________

          (d)  The Class C Certificate Balance after giving
               effect to the distributions allocable to
               principal on the Distribution Date set forth
               above ..........................................  $_____________

          (e)  The Class Factor for the Class C Certificates
               for the Distribution Date set forth above ......  $_____________

B. Information Regarding the Performance of the Trust.

     1. Pool Balance and Certificate Balances.

          (a)  The Pool Balance as of the close of business
               on the first day of the preceding Collection
               Period .........................................  $_____________

          (b)  The Pool Balance as of the close of business
               on the last day of the preceding Collection
               Period after giving effect to payments
               allocated to principal on the Distribution
               Date set forth above. ..........................  $_____________

          (c)  The weighted average coupon of the
               Receivables as of the close of business of
               the first day of the preceding Collection
               Period .........................................  $_____________

          (d)  The weighted average coupon of the
               Receivables as of the close of business of
               the last day of the preceding Collection
               Period after giving effect to payments
               allocated to principal on the Distribution
               Date set forth above ...........................  $_____________

          (e)  The weighted average maturity of the
               Receivables as of the close of business of
               the first day of the preceding Collection
               Period .........................................    _____  months

          (f)  The weighted average maturity of the
               Receivables as of the close of business of
               the last day of the preceding Collection
               Period after giving effect to payments
               allocated to principal on the Distribution
               Date set forth above ...........................    _____  months

          (g)  The remaining number of the Receivables as of
               the close of business of the first day of the
               preceding Collection Period ....................  _____________

          (h)  The remaining number of the Receivables as of
               the close of business of the last day of the
               preceding Collection Period after giving
               effect to payments allocated to principal on
               the Distribution Date set forth above ..........  _____________

          (i)  The Pool Factor as of the close of business
               of the first day set forth above ...............  _____________

          (j)  The Pool Factor as of the close of business
               of the last day set forth above after giving
               effect to payments allocated to principal on
               the Distribution Date set forth above ..........  _____________

     2. Servicing Fee. Advances and Purchased Receivables:

          (a)  The aggregate amount of the Servicing Fee
               paid to the Servicer with respect to the
               Collection Period set forth above ..............  $_____________

          (b)  The amount of any unpaid Servicing Fee .........  $_____________

          (c)  The change in the amount of any unpaid
               Servicing Fee from the prior Distribution
               Date ...........................................  $_____________

          (d)  The amount of reinvestment income on funds
               held in the Collection Account .................  $_____________

          (e)  The number and aggregate Purchase Amount of
               Receivables that became Purchased Receivables
               during the related Collection Period ...........  $_____________

     3. Payment Shortfalls

          (a)  The Class A Interest Carryover Shortfall for
               the Distribution Date set forth above ..........  $_____________

          (b)  The change in the Class A Interest Carryover
               Shortfall from the prior Distribution Date .....  $_____________

          (c)  The Class A Principal Carryover Shortfall for
               the Distribution Date set forth above ..........  $_____________

               The change in the Class A Principal Carryover
               Shortfall from the prior Distribution Date .....  $_____________

          (d)  The Class B Interest Carryover Shortfall for
               the Distribution Date set forth above ..........  $_____________

          (e)  The change in the Class B Interest Carryover
               Shortfall from the prior Distribution Date .....  $_____________

          (f)  The Class B Principal Carryover Shortfall for
               the Distribution Date set forth above ..........  $_____________

               The change in the Class B Principal Carryover
               Shortfall from the prior Distribution Date .....  $_____________

          (g)  The Class C Interest Carryover Shortfall for
               the Distribution Date set forth above ..........  $_____________

          (h)  The change in the Class C Interest Carryover
               Shortfall from the prior Distribution Date .....  $_____________

          (i)  The Class C Principal Carryover Shortfall for
               the Distribution Date set forth above ..........  $_____________

          (j)  The change in the Class C Principal Carryover
               Shortfall from the prior Distribution Date .....  $_____________

     4. Insurance Policies.

          (a)  The amount of claims paid under any Insurance
               Policy during the immediately preceding           $_____________
               Collection Period and on a cumulative basis ....  $_____________

          (b)  The number of Receivables as to which a claim
               was filed under the VSI Insurance Policy and      _____________
               the amount of such claims during the              $_____________
               immediately preceding Collection Period and       _____________
               on a cumulative basis ..........................  $_____________

          (c)  The number of claims rejected under the VSI
               Policy, and the principal balance of the          _____________
               related Receivables1 during the immediately       $_____________
               preceding Collection Period and on a              _____________
               cumulative basis ...............................  $_____________

     5. Losses and Delinquencies.

          (a)  The aggregate amount of Realized Losses on
               the Distribution Date set forth above ..........  $_____________

          (b)  The aggregate amount of Realized Losses on
               each prior Collection Period ...................  $_____________

          (c)  The change in the aggregate amount of
               Realized Losses from the prior Distribution
               Date ...........................................  $_____________

          (d)  The number and the aggregate amount of
               Receivables for which Obligors are delinquent      _____________
               between 31 and 60 days .........................  $_____________

          (e)  The number and aggregate amount of
               Receivables for which Obligors are delinquent      _____________
               between 61 and 90 days or more .................  $_____________

          (f)  The number and aggregate amount of
               Receivables for which Obligors are delinquent      _____________
               91 days or more ................................  $_____________

          (g)  The 60 Day + Delinquency Rate with respect to     _____________%
               the related Collection Period ..................  _____________%

          (h)  The aggregate amount of Net Losses for the
               immediately preceding Collection Period and
               its percentage of the Original Principal          $_____________
               Balance of the Receivables .....................  _____________%

          (i)  The aggregate amount of Cram Down Losses that
               occurred during the immediately preceding
               Collection Period ..............................  $_____________

          (j)  The amount of Liquidation Proceeds for the
               immediately preceding Collection Period and       $_____________
               on an aggregate basis ..........................  $_____________

          (k)  The number and principal balance of
               Receivables as to which the Servicer has
               repossessed the Financed Vehicle during the
               immediately preceding Collection Period and       $_____________
               on a cumulative basis ..........................  $_____________

     6. Reserve Account

          (a)  The Reserve Account Requirement for the
               Distribution Date set forth above ..............  $_____________

          (b)  The amount on deposit in the Reserve Account
               on the Distribution Date set forth above,
               after giving effect to any deposits in or
               Reserve Account Draws from the Reserve
               Account on such Distribution Date ..............  $_____________

          (c)  The amount of net investment earnings with
               respect to the Reserve Account earned during
               the immediately preceding Collection Period ....  $_____________

          (d)  The amount released from the Reserve Account
               to the Seller as owner of the funds held
               therein ........................................  $_____________

          (e)  The aggregate amount of Reserve Account Draws
               on the Distribution Date set forth above .......  $_____________

          (f)  The application of the Reserve Draws set          Class A $____
               forth in I.B.7(d) above to the Class A, Class     Class B $____
               B or Class C Certificateholders ................  Class C $____

          (g)  The Reserve Account Requirement as of the
               Distribution Date Set forth above ..............  $_____________


     7. The Simple Interest Differential Account

          (a)  The amount on deposit in the Simple Interest
               Differential Account on the Distribution Date
               set forth above ................................  $_____________

          (b)  The aggregate amount of Simple Interest
               Adjustments for the Distribution Date set
               forth above ....................................  $_____________

          (c)  The aggregate amount withdrawn from the
               Simple Interest Differential Account for the
               Distribution Date set forth above ..............  $_____________

                                                                       EXHIBIT F

             List of Lock-Box, Lock-Box Accounts and Lock-Box Banks

Lock-Box ..........................................        In the Trustee's name

Lock-Box Account ..................................    Account No. 2030000915040

Lock-Box Bank .....................................    First Union National Bank

                                                                       EXHIBIT G

                     FORM OF INVESTOR REPRESENTATION LETTER

                               September __ , 1996

Asta Auto Receivables Company
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Harris Trust and Savings Bank
111 West Monroe Street
12th Floor
Chicago, Illinois  60606

          Re: Asta Auto Trust 1996-1, Automobile Receivable
Pass-Through
              Certificates, Class __

Ladies and Gentlemen:

          ___________________ (the "Purchaser") intends to purchase from Greenwich Capital Markets, Inc. (the "Seller") Asta Auto Trust 1996-1, Automobile Receivable Pass-Through Certificates, Class __ (the "Certificates") with an initial certificate principal balance of $__________, issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996 among Asta Auto Receivables Company, as seller (the "Company"), Asta Funding, Inc., as master servicer, and Harris Trust and Savings Bank, as trustee (the "Trustee"), custodian and backup servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          (i) it is a qualified institutional buyer as defined in Rule 144A or an accredited investor as defined Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of not more than ____ persons, each of whom is a qualified institutional buyer or an institutional accredited investor;

          (ii) it understands that the Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (A) to a person whom the Seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (B) pursuant to an effective registration statement under the Securities Act or (C) in reliance on another exemption under the Securities Act and, in each case, in compliance with any applicable State securities laws;

          (iii) it understands that the Certificates will bear a legend substantially to the following effect:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEROR AND THE TRANSFEREE AND AN OPINION OF COUNSEL (EACH IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ANY TRANSFER OF THIS SECURITY MUST COMPLY WITH ANY ADDITIONAL TRANSFER RESTRICTIONS IN SECTION 6.5 OF THE POOLING AND SERVICING AGREEMENT; and

          (iv) [Applicable to Class A Certificates only] if such Holder is (a) an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (a "Plan") or (b) a person using "plan assets" of any Plan to purchase the Class A Certificates, such Holder is an accredited investor as defined in Regulation D promulgated under the Securities Act.

          (v) [Applicable to Class B Certificates and the Class C Certificates] such Holder represents that it is neither a Plan nor purchasing the Certificates with "plan assets" of any Plan.

     The Purchaser acknowledges that it has independently conducted an investigation and evaluation of the merits and risks involved in an investment in the Certificates and has received such information (whether from the Seller, the Servicer, the transferor from which it proposes to purchase the Certificates or from any other source) as the Purchaser has deemed necessary and advisable in order to make its investment decision. The Purchaser has had any questions arising from such investigation and evaluation answered by the Seller to the satisfaction of the Purchaser. The Purchaser is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed securities and investments in "sub-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Certificates. In the normal course of its business, the Purchaser invests in or purchases securities similar to the Certificates. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Certificates for an indefinite period of time, and it is able to bear such risk for an indefinite period of time.

                                        Very truly yours,
                                        [NAME OF PURCHASER]


                                        By:_______________________________

                                        Name:
                                        Title:

                                                                       EXHIBIT H

                              Underwriting Criteria

     The underwriting criteria related to Asta Funding's C-Credit Program include, but are not limited, to the following:

     Income and Employment Criteria

          (i) The applicant must have a verifiable minimum gross income of $1,500 per month.

          (ii) The applicant's debt-to-income ratio should not exceed 50% of the applicant's gross income.

          (iii) The maximum monthly vehicle payment cannot exceed 20% of the applicant's gross income.

          (iv) The applicant must have two years of traceable employment immediately preceding the application.

     Credit History Criteria

          (i) Any prior bankruptcy of the applicant must be discharged or dismissed and the applicant must not have suffered multiple bankruptcies.

          (ii) The applicant must not have been the subject of a repossession during the previous twelve months and must not have been the subject of multiple repossessions at any time.

          (iii) The applicant must be current in his/her payment of any existing vehicle loans.

          (iv) Any applicant that does not have a credit history must have an immediate family member with good credit history co-sign the application and be liable on the loan.

          (v) The applicant must have exhibited some satisfactory credit performance in the past or present.

     Vehicle Criteria and Additional Requirements

          (i) The vehicle cannot be salvaged, reconditioned or have a "true-mileage-unknown" title.

          (ii) The vehicle cannot have been used for commercial use, unless such vehicle was part of a maintained corporate fleet. Additionally, the proposed use of the vehicle cannot be commercial.

          (iii) The vehicle must not have major physical damage at the time of financing.

          (iv) Vehicles with mileage in excess of 75,000 miles need applicants with stronger creditworthiness.

          (v) The applicant must provide a down payment equal to 10% of the sales price of the vehicle.

          (vi) The residence of the applicant must be verifiable for the twelve months immediately preceding the financing and must be traceable for the prior three years. Additionally, the applicant's telephone number must be verifiable.

          (vii) The applicant must provide four references, two of which must be relatives.

     The underwriting criteria related to Asta Funding's D-Credit Program include, but are not limited, to the following:

     Income and Employment Criteria

          (i) The applicant must have a verifiable minimum gross income of $1,200 per month.

          (ii) The applicant must have verifiable employment or self-employment for the year immediately preceding the application.

     Vehicle Criteria and Additional Requirements

          (i) The vehicle cannot be salvaged, reconditioned or have a "true-mileage-unknown" title.

          (ii) The vehicle cannot have been used for commercial use, unless such vehicle was part of a maintained corporate fleet. Additionally, the proposed use of the vehicle cannot be commercial.

          (iii) The vehicle must not have major physical damage at the time of financing.

          (iv) The applicant must provide a down payment equal to at least 20% of the sales price of the vehicle.

          (v) The residence of the applicant must be verifiable for the twelve months immediately preceding the financing. Additionally, the applicant's telephone number must be verifiable.

          (vi) The applicant must provide five references, two of which must be relatives.

                                                                       EXHIBIT I

                              VSI Insurance Policy

                                  See attached

                                     [Logo]
                                   FIRST CITY
                           INSURANCE BROKERS LIMITED

                      LENDERS SINGLE INTEREST CERTIFICATE
--------------------------------------------------------------------------------
THIS SCHEDULE ENDORSEMENT OF THE CERTIFICATE
CERTIFICATE NO.:  FG980010V                  PREVIOUS CERTIFICATE NO.: O0980010U

--------------------------------------------------------------------------------
Item 1 Certificate Holder       Named Assured & Address
                                ASTA FUNDING INC
                                210 Sylvan Avenue, Englewood Cliffs, NJ 07632
--------------------------------------------------------------------------------
The undernoted Insurance is effective with certain    Percentage: 100%
UNDERWRITERS AT LLOYD'S, LONDON, ENGLAND              Contract No.: FG005360V499

--------------------------------------------------------------------------------
Item 2 Certificate Period From: 1st September 1996 to 1st September 1997
       12.01 a.m. Standard Time at the Address of the Named Certificate
       Holders stated herein:

--------------------------------------------------------------------------------
Item 3 a)  Limit of Liability & Rate of Premium Calculation: The limit of
           Underwriters' liability shall be as stated below and in the certificate conditions.
           Maximum Limit     Type of Loan     Premium Per Loan   Maximum Term of
           of Liability                                          Eligible Loans
           Any One Loan
           $ 30,000          Auto             $75 inclusive of   60 Months
                                              Administration Fee
Item 3 b)  Maximum Occurence limit in respect of Coverage D: $30,000
Item 3 c)  Annual Aggregate limit of liability in respect of coverage D purchased under this certificate: $500,000
Item 3 d)  Deductible amount applicable each and every loss each and every loan: $250

--------------------------------------------------------------------------------
Item 4 The insurance afforded by the Underwriters is only with respect to the following coverages which are specifically indicated as "Covered" subject to all terms and conditions of this certificate having reference thereto:
           A.  All Risks Physical Damage Installment Loan
               Insurance .................................  Covered
           B.  Unintentional Non-Filing Insurance ........  Covered
           C.  Skip Insurance ............................  Covered
           D.  Repossession Insurance ....................  Covered

--------------------------------------------------------------------------------
Item 5     WORDING         ECS1/2
           ENDORSEMENTS    NMA 1998 - Service of Suit Clause
                           NMA 1191 - Radioactive Contamination Exclusion
                                      Clause, Physical Damage Direct
                           NMA 464 - War and Civil War Exclusion Clause
                           Assumption of Coverage Endorsement: S1 (amended)
                           Loss Payable Clause naming Harris Trust - as attached

--------------------------------------------------------------------------------
Item 6     (i)   PREMIUM COMPUTATION - DEPOSIT PREMIUM: $ NIL
           (ii)  AUDIT PERIOD: MONTHLY
           (iii) MINIMUM MONTHLY PREMIUM: $375

--------------------------------------------------------------------------------
Item 7 Service of suit may be made upon: Kroll & Tract, 500 Fifth Avenue, New York, NY 10110

--------------------------------------------------------------------------------
Item 8     Notice of Loss shall be given to:  Attn: Steve Travers
                                                    ECS Industries, Inc.
                                                    111 Lake Avenue
                                                    Rochester, NY 14608
                                                    Tel: (716) 621 6424
                                                    Fax: (716) 546 4227

--------------------------------------------------------------------------------
SUBJECT TO ALL TERMS AND CONDITIONS AS PER THE ATTACHED CERTIFICATE
This document is evidence that insurance has been effected.
Date 24th September 1996                Authorized Signature /s/ [Illegible]

                   VENDORS CONSUMER, SINGLE INTEREST INSURANCE


IN CONSIDERATION for the payment of the premium and, in reliance upon the statements made in the written application, a copy of which is annexed hereto and incorporated herein and in the Schedule made a part hereof, and subject to all of the terms of this certificate, the Underwriters agree with the Assured as follows:

                                INSURING CLAUSES

COVERAGE A - All Risk Physical Damage Installment Loan Insurance - To indemnify the Assured against all risks of physical loss or damage sustained during the term of this certificate from all external cause to Vehicles, except as hereinafter excluded, pledged to the Assured as collateral for an installment or deferred payment loan under an Instrument that is reflected on a Monthly Report;

but only in the event that the Assured shall have in good faith and in the usual course of business taken, received, made advances on, made loans against, or extended credit upon such Instrument as security for a loan to a customer of the Assured.

COVERAGE B - Unintentional Non-filing Insurance - To indemnify the Assured against any direct loss which the Assured may sustain during the term of this certificate by reason of having in good faith, and in the usual course of business, taken, received, made advances on, made loans against or extended credit upon an Instrument (reflected on a Monthly Report) pledging Vehicle, except as hereinafter excluded, to the Assured as security for a loan to a customer of the Assured, or purchased such Instrument from a customer of the Assured, but only in so far as the Assured is damaged solely through being prevented from enforcing its rights under such Instrument or obtaining the proceeds thereof SOLELY because the Assured has UNINTENTIONALLY not recorded or filed the Instrument with the proper public officer or public claims office, or has not had the proper public officer or public claims office record such Instrument to show the encumbrance of the Assured thereon (if the Instrument be a certificate of title or such other as requires the showing of the encumbrance of the Assured thereon); PROVIDED FURTHER, HOWEVER, that it is expressly understood that the failure of the Assured to file a proof of claim in the United States Bankruptcy Court, whether intentional or unintentional, is not covered.

COVERAGE C - Skip Insurance - To indemnify the Assured for any direct loss that the Assured may sustain during the term of this certificate by reason of the inability of the Assured to locate neither the borrower, nor any co-borrower or guarantor, nor Vehicle which the Assured holds as collateral for an installment or deferred payment loan under an Instrument reflected on a Monthly Report, whether such inability is occasioned by Skip;

but only in the event that the Assured shall have in good faith and in the usual course of business taken, received, made advances on, made loans against, or extended credit upon such Instrument as security for a loan to a customer of the Assured, or purchased such Instrument from a customer of the Assured.

COVERAGE D - Repossession Insurance - To indemnify the Assured, subject to the per Occurrence limit stated in the Schedule for this coverage, against all risks of physical loss or damage sustained during the term of this certificate from any external cause to Repossessed Vehicles that occurs within thirty (30) days of the date of the Assured repossessing such Vehicles.

                                                                   Continued....

Continued....

NOTE IN RESPECT OF ALL COVERAGES - Unless otherwise provided for herein, an Instrument executed before natural expiry or other termination of this certificate shall be automatically deemed identified in a Monthly report for a period not to exceed thirty-one (31) days after execution, if any only if, the Assured actually accounts for such loans on the Monthly Report that corresponds to the month in which the Assured first makes such loan.

                                   DEFINITIONS

For the purpose of this insurance, the following terms wherever used herein shall be held to mean:

(a) ACTUAL CASH VALUE - "Actual Cash Value" means the average trade-in (NADA book) at time of loss of the collateral, less the salvage value, if any.

(b) ASSURED - "Assured" means the Assured named in the Declarations and shall be a lending institution organised, licensed and empowered to engage in business by a Federal or State agency having jurisdiction thereof.

(c) DATE OF LOSS - The "Date of Loss" under Coverage A, except as to Unrecovered Theft, shall mean the date on which the actual physical loss or damage occurred to the collateral insured hereunder. If such date is undeterminable, the "Date of Loss" shall be the date the Vehicle is repossessed. "Undeterminable" means reasonably undeterminable by investigation of the condition of the collateral at the time it was stored or towed, it being expressly understood that where the collateral was damaged when towed or stored, it shall be conclusively presumed that the damage or loss occurred on the date so stored or towed. The Date of Loss under Coverage A as to Unrecovered Theft shall be the date that the appropriation of the Vehicle is first reported to law enforcement authorities.

     The "Date of Loss" under Coverage B shall mean the date on which (without subsequent repeal) the adverse party filed its lien on collateral insured hereunder, which lien is legally superior to that of the Assured.

     The "Date of Loss" under Coverage C shall mean the date on which the first delinquency occurs.

     The "Date of Loss" under Coverage D shall mean the date in which the actual physical loss or damage occurred to the Repossessed Vehicle.

(d) INSTRUMENT - The word "Instrument" means: a chattel mortgage; a security agreement; a conditional bill of sale; a conditional sales contract; a chattel trust deed; a trust deed; a trust receipt; a deed of trust or a bill of sale to secure debt; or a lease creating or reserving a lien in chattels which are held as collateral for a loan that is reflected on a Monthly Report made by the Assured and scheduled for payment which does not exceed the number of months shown in Item 3 of the Schedule as "maximum term of loan."

                                                                   Continued....

Continued....

(e) MONTHLY REPORT - "Monthly Report" means a report completed and signed by the Assured and made part hereof, as required by Condition No. 30 of this certificate.

(f) OCCURRENCE - "Occurrence" means an accident, including repeated or continuous exposure to the same generally harmful conditions.

(g) REPOSSESSED VEHICLES - "Repossessed Vehicles" means any "Vehicle" pledged as collateral for an installment or deferred payment loan under an Instrument reflected on a Monthly Report and as to which the Assured is in physical possession, peacefully or through legal process, by virtue of a legal right to such possession arising out of failure to make payment(s) to the Assured in accordance with the terms of such Instrument;

     but only in the event that the Assured shall have in good faith and in the usual course of business taken, received, made advances on, made loans against, or extended credit upon such Instrument as security for a loan to a customer of the Assured, or purchase such Instrument from a customer of the Assured.

(h) UNRECOVERED THEFT - "Unrecovered Theft means appropriation of the Vehicle without permission of the purchaser or borrower which appropriation has been reported to law enforcement authorities. The term Unrecovered Theft shall not apply until the covered Vehicle is unlocated for a period of thirty (30) days following the report of its appropriation to law enforcement authorities.

(i) VEHICLE - "Vehicle" means: a four wheeled land motor vehicle of the private passenger type, including walk-in type vans, and pick-up trucks with a load capacity of no more than 2,000 pounds, which have been licensed for road use through the motor vehicle commissioner or through the appropriate licensing authority of a State or possession of the United States. "Vehicle" does not include Recreational Vehicles, Mobile Homes, or Watercraft.

                                   EXCLUSIONS

This insurance shall not indemnify the Assured in respect of any loss or losses:

(a) resulting from Instruments effected and losses occurring prior to the effective date of this certificate;

(b) resulting directly or indirectly from any dishonest, fraudulent or criminal act of any officer or employee of the Assured or of any dealer from whom the Assured acquired the Instrument or of any officer or employee of such dealer, or anyone acting in any capacity as agent for the Assured in obtaining a loan;

(c)  resulting from forgery or use of an alias;

                                                                   Continued....

Continued....

(d) resulting from any lien, encumbrance or defect in title, which existed at the time the loan was made by the Assured;

(e) under Coverage A and Coverage D caused by or resulting from wear and tear, gradual deterioration, obsolescence, rust, corrosion, latent defect, inherent vice, freezing or overheating;

(f) under Coverage A and Coverage D caused by or resulting from any repairing or restoration or remodeling process, structural, mechanical or electrical breakdown or failure unless fire or other accident ensued therefrom and then for the loss or damage by such fire or accident;

(g) to any Vehicle held as collateral under any floor plan or field warehouse type of financing;

(h) to a Vehicle designed for racing or modified for use a public livery vehicle;

(i) resulting from the failure of the Assured to initiate an attempt to repossess the security (collateral) within ninety (90) days after the account becomes delinquent;

(j) under Coverages A, B and C, related to any existing or future loan or loans made to a borrower who is or who was responsible for a claim under such coverages being reported to Underwriters or their agent whether or not the claim reported was paid;

(k) directly or indirectly caused by or resulting from war, acts of foreign enemies, invasion, hostilities (whether war be declared or not), civil war, rebellion, revolution, riot, insurrection, military or usurped power or martial law or confiscation by order of any Government or public authority (except to the extent that Coverage C is provided and is so indicated in the schedule) and risks of transported contraband or illegal transportation or trade;

(l)  resulting from any loan made to a dealership;

(m)  to Repossessed Vehicles owned by the Assured for use in its business;

(n)  to Repossessed Vehicles rented or leased to others;

(o) to Repossessed Vehicles sold by the Assured subject to any security interest of the Assured;

(p) Resulting from any loan made for an amount more than the maximum stated liability on the certificate. The original amount disbursed as loan proceeds are used to determine to total loan. Interest, credit life, miscellaneous fees and charges are not to be counted in the total;

                                                                   Continued....

Continued....

(q) Resulting from any loan made for an amount more than the retail value of the insured Vehicle but in no event more than the amount stated in the applicable contract of sale for the Vehicle at the time of the making of the loan agreement. The original amount disbursed as loan proceeds are used to determine the total loan. Interest, credit life, miscellaneous fees and charges are not to be counted in the total;

(r) Resulting from any loan made exceeding the maximum term stated in the certificate;

(s) Resulting from any loan made for which satisfaction is by its terms to be made with a single payment;

                                   CONDITIONS

(Unless otherwise noted, these conditions apply to all coverages).

1)   CERTIFICATE PERIOD, TERRITORY

     This certificate applies only to loss during the certificate period, as shown on the Schedule or as otherwise amended, within the United states of America, its territories or possessions, or Canada.

2)   NOTICE OF LOSS

     The Assured shall as soon as practicable report to Underwriters every loss or damage which may become a claim under this certificate and shall also file with Underwriters within the number of days after the Date of Loss as herein noted for coverages as follows, a detailed sworn proof of loss:

     (a)  For Coverages A, B and D ninety (90) days; and

     (b) For Coverages C, one hundred and eighty (180) days; after the Date of Loss for each of the above coverages; and

3)   PROOF OF LOSS

     At time of loss to at vehicle subject to this security agreement, the borrower must provide proof of inforce insurance showing the Assured as loss payee. Failure to provide such insurance is a violation of the conditions of this policy and would void the coverage for said claim. A binder does not constitute inforce coverage.

4)   EXAMINATION UNDER OATH

     The Assured shall submit, and so far as is within his, her, or their power, shall cause all other persons interested in the Vehicle insured and members of the household and employees to submit examinations under oath by any persons

                                                                   Continued....

Continued....

     named by Underwriters or their agent, relative to any and all matters in connection with a claim and subscribe the same; and shall produce for examination all books of Account, bills, invoices, and other vouchers or certified copies thereof if originals be lost, at such reasonable time and place as may be designated by Underwriters or their agent or their representative, and shall permit extracts and copies thereof to be made.

5)   VALUATION

     Unless otherwise provided, Underwriters shall not be liable beyond the Actual Cash Value of the Vehicle at the time any loss or damage occurs and the loss or damage shall be ascertained or estimated according to such Actual Cash Value with proper deduction for depreciation, however caused, and shall in no event exceed what it would then cost to repair or replace the same with material of like, kind and quality.

6)   SETTLEMENT OF CLAIMS

     All adjusted claims shall be paid or made good to the Assured no later than ninety (90) days after presentation and acceptance of satisfactory proof of interest and loss at the office of Underwriters or their agent. No claim shall be paid hereunder if the Assured can collect the same from others, including but not limited to, primary or other insurance, co-makers, guarantors or other collaterals, nor unless the Assured shall have fully complied with all terms and conditions hereof.

7)   NO BENEFIT TO BAILEE

     This insurance shall in no way inure directly or indirectly to the benefit of any carrier, bailee, borrower or any person or entity other than the Assured.

8)   SUBROGATION

     In the event of any payment under this certificate, Underwriters shall be subrogated to all the Assured's rights of recovery therefore against any person or organisation and the Assured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The Assured shall do nothing after loss to prejudice such rights.

9)   PARTS

     In case of 1oss or injury to any part of the insured Vehicle consisting, when complete for sale or use, of several parts, Underwriters shall be liable only for the insured value of the part lost or damaged.

10)  SUE AND LABOR

     In case of loss or damage, it shall be lawful and necessary for the Assured, his, her or their factors, servants and assigns, to sue, labor, and travel for, in and about the defense, safe guard and recovery of the Vehicle insured hereunder, or any part

                                                                   Continued....

Continued....

     thereof and to collect from others, whether by lawsuit or otherwise, including without limitation actions for non-discharge in Bankruptcy Proceeding without prejudice to this insurance; nor shall the acts of the Assured or the Underwriters, in recovering, saving and preserving the Vehicle insured in case of loss or damage, be considered a waiver or acceptance of abandonment to the charge whereof the Underwriters will contribute according to the rate and the quality of the sum herein insured.

11)  SUIT AGAINST COMPANY

     No suit, action or proceeding for the recovery of any claim under this certificate shall be sustainable in any Court of law or equity unless the same be commenced within twelve (12) months next after the discovery of the Assured of the occurrence which gives rise to the claim. Provided, however, that if by the laws of the State within which this certificate is issued such limitation is invalid, than any such claim(s) shall be void unless such action, suit or proceedings be commenced within the shortest limit of time permitted by the laws of such State to be fixed herein.

12)  APPRAISAL

     If the Assured and Underwriters or their agent fail to agree as to the amount of the loss, each shall, on the written demand of either, made within sixty (60) days after receipt of proof of loss by the Underwriters, select a competent and disinterested appraiser, and the appraisal shall be made at a reasonable time and place. The appraisers shall first select a competent and disinterested umpire and, failing for fifteen (15) days to agree upon such umpire, then on the request of the Assured or Underwriters such umpire shall be selected by a judge of a court of records in the State in which such appraisal is pending.

     The appraisers shall then appraise the loss, stating separately Actual Cash Value at the time of loss and the amount of loss, and failing to agree shall submit their differences to the umpire. An award in writing of any two shall determine the amount of loss. The Assured and the Underwriters shall bear equally the other expenses of the appraisal and the umpire. The Underwriters shall not be held to have waived any of their rights by any act relating to appraisal.

13)  CONFIRMITY TO STATUTE

     Terms of this certificate which are in conflict with the statutes of the State wherein this certificate is issued are hereby amended to conform to such statutes.

14)  CHANGES

     Notice to any agent or knowledge possessed by any agent or by any other person shall not affect a waiver or change in any part of this certificate to stop the Underwriters from asserting any right under the terms of this certificate, nor shall the terms of this certificate be waived or changed, except by endorsement issued to form a part of this certificate.

                                                                   Continued....

Continued....

15)  DECLARATIONS

     By acceptance of this certificate, the Assured named in the Schedule agrees that the statements made in the proposal are his or her agreements and representations, that this certificate is issued in reliance upon the truth of such representations and this certificate, together with any application(s) or representations in connection therewith, embodies all agreements existing between himself or herself and Underwriters or any of their agents relating to this insurance.

16)  PRIMARY INSURANCE - COVERAGE A

     It is understood and agreed that the Assured will require all borrowers to agree to carry physical damage insurance with loss payable clause in favor of the Assured, for such insurance and in such amounts as normally would be required had not this insurance been effected. This agreement must be in writing and will require the following information from the borrower:

     (1) The name of the primary insurance company providing physical damage insurance to the borrower, with loss payable clause in favor of the insured, and (2) The policy or binder number of said primary physical damage insurance, and (3) The name of the insurance agent writing said primary physical damage insurance. Failure on the part of the borrower to provide such insurance over three thousand dollars (US$3,000) shall not be deemed a violation of this certificate provided the Assured has obtained this agreement from the borrower to carry insurance and that all reasonable and practicable efforts have been made to verify the information provided as to the above-enumerated elements of the required written agreement(s) which efforts are memorialised in writing(s) signed and dated by the Assured and maintained as part of the Assured's file(s) on the relevant borrower, Vehicle and Instrument

17)  IMPAIRMENT OF INTEREST

     Under no circumstances will any payment be made for a loss under this certificate unless the interest of the Assured is impaired by reason of the borrower having defaulted in his obligation to the Assured.

18)  LOCATION OF PROPERTY - COVERAGE A

     As respects damage, it shall be necessary for the Assured to locate and to take title to the collateral or be in a position to convey good title to the Underwriters upon demand, before any loss shall be paid under this coverage. Except as to Unrecovered Theft, it is a strict condition precedent to recovery under this coverage that the collateral shall have been repossessed.

19)  LOCATION OF PROPERTY - COVERAGE B

     There shall be no liability under this certificate unless at the time the claim is made the Vehicle represented by the Instrument has been located by the Assured or by

                                                                   Continued....

Continued....

     the person, persons or corporation who has title to the Vehicle has been located by the Assured and it definitely has been determined that such person, persons or corporation has claim or title lawfully superior to the lien held by the Insured. The Underwriters shall not be liable for the expenses of the Assured in locating the person or Vehicle determining the status of title described above.

20)  LOCATION OF PROPERTY - COVERAGE C - LOSSES ONLY

     Before the Assured shall make claim under this certificate, every reasonable and practicable effort shall be made to locate the Vehicle represented by the Instrument and to repossess such Vehicle, and to locate the borrower, co-borrower or guarantor of the Instrument, and collect for the balance due to the Assured. If the Assured is successful in either event, there shall be no claim under this certificate.

     When the Assured determines that a "SKIP" has occurred within the meaning of this certificate, as distinguished from a borrower who is merely delinquent in his or her obligation to the Assured, prompt written notice shall be given to the Underwriters or their agents setting forth all circumstances concerning the loss and particularly the efforts that have been made pursuant to the paragraph above. The Underwriters shall then have ninety (90) days in which to locate either the Vehicle represented by the Instrument or any obligee of the Instrument.

     Subject to the terms of the paragraph immediately following this one, if the Underwriters locate the Vehicle represented by the Instrument prior to payment of the claim, their maximum liability shall be 100% of the reasonable expense of locating and returning the Vehicle to the office of the Assured, subject however to a maximum limit of liability to the Underwriters of US$ 300.00.

     In the event that Underwriters locate such Vehicle and advise the Assured of its location in order that the Assured repossess same, the Assured shall make every reasonable and practicable effort to immediately, but in no event more than forty eight (48) hours after such notice, repossess such Vehicle.

21)  LOCATION OF VEHICLE - COVERAGE D

     As respects damage, it shall be necessary for the Assured to take title to the collateral or be in a position to convey good title to Underwriters upon demand, before any loss shall be paid under this coverage.

22)  VEHICLES HELD AS COLLATERAL

     With regard to Vehicles held as collateral for loans, it is agreed that:

     (a) The Assured will hold the certificate of title with its record until the loan has been satisfied;

                                                                   Continued....

Continued....

     (b) The Assured will property file or record its lien with the motor vehicle commissioner or with the appropriate authority of a state or possession of the United States, except if Coverage B is purchased and is applicable to any unintentional error or omission in filing a lien with the motor vehicle commissioner or appropriate authority of a state or possession of the United States.

23)  LIMITS OF LIABILITY

     The Underwriters shall not be liable under this certificate for:

     A) An amount exceeding the lowest of the following minus the deductible amount stated in Item 3 d) of the Schedule:

          (1)  The amount stated in Item 3 of the Schedule; or

          (2)  Cost of repair or replacement of the Vehicle; or

          (3)  The Actual Cash Value of the Vehicle at time of loss or damage;
               or

          (4) The amount of any impairment of the interest of the Assured as represented by his borrower's unpaid balance not more than ninety
               (90) days past due less interest, insurance, finance, and other carrying charges, computed as of the Date of Loss. Such carrying charges shall be deemed to accrue under the Rule of "78's" on the payment dates fixed by the purchase contract or loan agreement and shall not include penalties or other charges which may have been added to such unpaid balance after the inception date of the purchase contract or other instrument

     B) More than the balance due the Assured as loss payee less the amount due under all other valid insurance plus any applicable deductible amount on the damaged or destroyed Vehicle, whether collectable or not, by solvent or insolvent insurers; also less any amount recoverable by the Assured plus any applicable deductible under any specific insurance on the Vehicle not payable to the Assured.

     C) The deductible amount stated in Item 3 d) of the Schedule, which loss amount shall be borne by the Named Assured before Underwriters shall have any liability under this certificate.

24)  PAYMENT OF LOSS

     The Underwriters shall have the option of paying the loss in money or may repair or replace the collateral or damaged part therof with other of like, kind and quality,

                                                                   Continued....

Continued....

     with deduction for depreciation, or may return any stolen Vehicle with payment for any resultant damage thereto at any time before the loss is paid or the Vehicle is replaced, or may take all or such part of the collateral at the agreed or appraised value, but there shall be no abandonment to Underwriters.

25)  EXCESS INSURANCE

     Coverage under this certificate is excess insurance over any other insurance or indemnity whether collectable or not and shall not be treated as contributing with any other insurance or indemnity.

26)  ASSISTANCE AND CO-OPERATION OF THE ASSURED

     The Assured shall use due diligence and do and concur in doing all things reasonable and practicable to avoid or diminish any loss covered under this insurance; unintentional failure to record or file an Instrument with the proper public officer or public office, as a requisite to perfection of a security interest, shall not be considered as failure by the Assured to use due diligence; failure to timely file a proof of claim with the United States Bankruptcy Court shall be deemed a failure by the Assured to use due diligence.

27)  EXTENSION OF MATURITY

     The Assured may grant extensions of maturity without the consent of Underwriters as it may be deemed advisable in the regular course of business, without prejudice to the rights of the Assured hereunder, but in no event shall the total period of the loan including extensions, exceed the applicable Maximum Term of Eligible Loans as set forth in Item 3(a) of the Schedule by not more than two (2) calendar months in all, provided that this limitation shall apply to any extension which involves any increase in the balance due before interest and carrying charges, it being agreed that such extension shall be considered a new loan and that premium thereon shall be paid accordingly.

     It is further agreed that, if a loan made prior to the effective date of the certificate shall be renegotiated subsequent thereto, such renegotiated loan shall be considered to be a new loan and premium thereon shall be paid accordingly.

28)  SETTLEMENT OF ASSURED, INVALID

     Any settlement made by or for the Assured on any loan secured by an Instrument in respect of which there is a claim under this insurance without written authority from the Underwriters or their representatives to make such settlement, shall render this insurance void as to any loss in respect of that loan.

     Underwriters expressly reserve the right to inspect any Vehicle prior to the Assured effecting repair or replacement for which claim is made or is to be made under Coverage A or Coverage D of this certificate.

                                                                   Continued....

Continued....

29)  CANCELLATION CLAUSE

     This certificate may be cancelled by the Assured by surrender of the certificate to the Underwriters or their authorised agent or by mailing written notice to the Underwriters stating therein the date cancellation shall be effected, provided, however, that the Underwriters have not made a prior election in writing to cancel the coverage. This certificate may be cancelled by the Underwriters or their agent by mailing, to the Assured at the address shown in the certificate written notice stating when not less than thirty (30) days thereafter (or as required by local law) such cancellation shall be effective; provided that, if the Assured fails to discharge any of its obligations when due in connection with the payment of premium directly to the Underwriters or their agent or indirectly under any premium finance plan or extension of credit, this certificate may be cancelled by the Underwriters by mailing to such Assured written notice stating when not less than ten (10) days thereafter such cancellation shall be effective.

     In the event of cancellation, the premium paid shall be fully earned. As of the effective date of cancellation the company shall have no future liability for losses sustained after the date of cancellation.

30)  MAINTENANCE OF RECORDS, REPORTS AND PREMIUM

     As a condition precedent to coverage afforded hereunder, the Assured agrees to maintain written records of all transactions involving Instruments having collateral of a type covered herein as normally processed, purchased, or made by the Assured.

     The Assured shall render to Underwriters or their authorised representatives, on forms provided by Underwriters, a Monthly Report indicating transactions required for determination of premiums not later than the fifteenth (15th) day of the month following the close of each audit period as specified in the Schedule. On this day, the premium is due and payable.

     Coverage is renewed each month with the reporting of all eligible loans and payment of premiums. A minimum of five loans or an equivalent amount must be reported each month to keep the insurance inforce on reported loans.

     Premium for this certificate shall be computed in accordance with Underwriters' rules, rates and rating plans applicable to the insurance afforded herein.

     PREMIUM IS DEEMED FULLY EARNED ON THE DATE THAT IT IS DUE AND PAYABLE.

31)  AUDIT AND INSPECTION

     As a condition to coverage afforded hereunder, the Assured agrees to allow Underwriters or their representatives to audit and inspect the records maintained by the Assured at any reasonable time during business hours in order to verify the

                                                                   Continued....

Continued....

     amount of premium due to Underwriters under this insurance and/or to verify the identity of any loan, Instrument or Vehicle that is reflected in a Monthly Report.

32)  MISREPRESENTATION AND FRAUD

     This certificate shall be void from inception if the Assured has concealed or is represented any material fact or circumstance concerning this insurance or the subject thereof or in case of any fraud. attempted fraud or false swearing by the Assured touching any matter relating to this insurance or the subject thereof, whether before or after a loss.

33)  PAIR OR SET

     In the event of any loss to any articles which are a part of a pair or set, the measure of loss of such article or articles shall be a reasonable and fair proportion of the total value of pair or set, giving consideration to the importance of said article or articles, but in no event shall such loss be construed to mean total loss of the pair or set.

34)  SERVICE OF SUIT

     It is agreed that in the event of the failure of the Underwriters hereon to pay any amount claims to be due hereunder, the Underwriters hereon, at the request of the Assured (or Reinsured), will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon the firm shown under item 7 of the Schedule and that in any suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

     The above-named are authorised and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Assured (or Reinsured) to give a written undertaking to the Assured (or Reinsured) and that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

     Further, pursuant to any statue of any state, territory or district of the United States which makes provision therefor, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statue, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Assured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorised to mail such process or a true copy thereof.

                                  ENDORSEMENT

                        SERVICE OF SUIT CLAUSE (U.S.A.)

It is agreed that in the event of failure of the Underwriters hereon to pay any amount claimed to be due hereunder, the Underwriters hereon, at the request of the Insured (or the reinsured), will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action if any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the Laws of the United States or of any State in the United States.

It is further agreed that service of process in such suit may be made upon:

            Kroll & Tract
            500 Fifth Avenue
            New York, New York 10110

and that in any suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

The above-named are authorized and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or the Reinsured) to give a written undertaking to the Insured (or the Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be constituted.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, Underwriters hereon hereby designate the Superintendent, Commission or Director of Insurance or other offices specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.




This endorsement forms a part of and is for attachment to the following described Certificate issued by certain UNDERWRITERS AT LLOYD'S LONDON, ENGLAND and takes effect on the effective date of said Certificate, unless another effective date is shown below, at the hour stated in said Certificate and expires concurrently with said Certificate.

--------------------------------------------------------------------------------
COMPLETE ONLY WHEN THIS ENDORSEMENT IS NOT PREPARED WITH THE
CERTIFICATE OR IS NOT TO BE EFFECTIVE WITH THE CERTIFICATE
--------------------------------------------------------------------------------
Certificate No.         Issued To.              Effective Date

--------------------------------------------------------------------------------

DATE:__________________ COUNTERSIGNED:___________________
LL-11(NMA 1998)
TR

                                  ENDORSEMENT

                  RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE -
                            PHYSICAL DAMAGE - DIRECT

This Certificate does not cover any loss or damage arising directly or indirectly from nuclear reaction nuclear radiation or radioactive contamination however such nuclear reaction nuclear radiation or radioactive contamination may have been cause *NEVERTHELESS if Fire is an insured peril and a Fire arises directly or indirectly from nuclear reaction nuclear radiation or radioactive contamination any loss or damage arising directly from that Fire shall (subject to the provisions of this Certificate) be covered EXCLUDING however all loss or damage caused by nuclear reaction nuclear radiation or radioactive contamination arising directly or indirectly from that Fire.

* NOTE - If Fire is not an insured peril under this Certificate the words from "NEVERTHELESS" to the end of the clause do not apply and should be disregarded.




This endorsement forms a part of and is for attachment to the following described Certificate issued by certain UNDERWRITERS AT LLOYD'S LONDON, ENGLAND and takes effect on the effective date of said Certificate, unless another effective date is shown below, at the hour stated in said Certificate and expires concurrently with said Certificate.

--------------------------------------------------------------------------------
COMPLETE ONLY WHEN THIS ENDORSEMENT IS NOT PREPARED WITH THE
CERTIFICATE OR IS NOT TO BE EFFECTIVE WITH THE CERTIFICATE
--------------------------------------------------------------------------------
Certificate No.         Issued To.              Effective Date

--------------------------------------------------------------------------------

DATE:__________________ COUNTERSIGNED:___________________
LL-12(NMA 1191)
TR/LL11

                                  ENDORSEMENT

                       WAR AND CIVIL WAR EXCLUSION CLAUSE

Notwithstanding anything to the contrary contained herein this Certificate does not cover Loss or Damage directly or indirectly occasioned by, happening through or in consequence of war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation or nationalisation or requisition or destruction of or damage to property by or under the order of any government or public or local authority.




This endorsement forms a part of and is for attachment to the following described Certificate issued by certain UNDERWRITERS AT LLOYD'S LONDON, ENGLAND and takes effect on the effective date of said Certificate, unless another effective date is shown below, at the hour stated in said Certificate and expires concurrently with said Certificate.

--------------------------------------------------------------------------------
COMPLETE ONLY WHEN THIS ENDORSEMENT IS NOT PREPARED WITH THE
CERTIFICATE OR IS NOT TO BE EFFECTIVE WITH THE CERTIFICATE
--------------------------------------------------------------------------------
Certificate No.         Issued To.              Effective Date

--------------------------------------------------------------------------------

DATE:__________________ COUNTERSIGNED:___________________
LL-14(NMA 464)
TR/LL11

                          AGGREGATE LIMIT OF LIABILITY
                                  ENDORSEMENT

It is hereby agreed between the Named Insured and the Underwriters that:

Underwriters aggregate limit of liability for al losses and loss adjustment expenses for al coverages provided under this Policy, and endorsements that attach any time thereto, shall not (notwithstanding anything to the contrary in such Certificate or endorsements) exceed 60% of the Total Premium Paid, for losses occurring during the Certificate Period. Total Premium Paid shall include premium paid by the Named Insured to Underwriters for all coverages provided by this Certificate and its endorsements from inception of the Certificate coverage until termination of the Certificate Period either by expiration, non renewal or cancellation whichever is sooner. If this Certificate is not written on a continuous Certificate Period basis annual renewal premium shall be cumulative in calculating Total Premium Paid.




All other terms and conditions of this Certificate remain unchanged.

This endorsement forms a part of and is for attachment to the following described Certificate issued by certain UNDERWRITERS AT LLOYD'S LONDON, ENGLAND and takes effect on the effective date of said Certificate, unless another effective date is shown below, at the hour stated in said Certificate and expires concurrently with said Certificate.

--------------------------------------------------------------------------------
COMPLETE ONLY WHEN THIS ENDORSEMENT IS NOT PREPARED WITH THE
CERTIFICATE OR IS NOT TO BE EFFECTIVE WITH THE CERTIFICATE
--------------------------------------------------------------------------------
Certificate No.         Issued To.              Effective Date

--------------------------------------------------------------------------------

DATE:__________________ COUNTERSIGNED:___________________
TR/LSEND

                                   ENDORSEMENT

                             ASSUMPTION OF COVERAGE

                         (Outstanding Loan Instruments)

In consideration of the payment of additional premium as described below, it is hereby agreed and understood that the Certificate to which this endorsement is attached is amended as follows:

      Exclusion (a) is deleted in its entirety and the Certificate is amended to extend coverage as follows:

      Notwithstanding any other provisions in the Certificate to the contrary, for purposes of coverage afforded under this Endorsement only, Underwriters hereby assume coverage, as otherwise provided in the Certificate for Vehicle(s) securing loan(s) made by the Assured prior to the effective date of the Certificate, PROVIDED ALWAYS that the Assured identifies such Vehicle(s) and loan(s) in writing to Underwriters or their authorised agent within thirty (30) days of the effective date of this Endorsement and that any Date of Loss is subsequent to that effective date. Any such Vehicle(s) and loan(s) must be identified with the following information:

      (i)   Borrower's name;

      (ii)  Loan type (e.g., Vehicle-Direct Loan, Vehicle-Indirect Loan);

      (iii) Outstanding loan balance at Endorsement effective date;

      (iv)  Loan term.

      The premium for the extension of coverage provided hereunder shall be computed as follows:

      $_______ deposit premium, plus

      $_______ per loan agreement declared hereunder

All other terms and conditions of the Certificate remain unchanged.

This endorsement forms part of and is for attachment to the following described Certificate issued by certain UNDERWRITERS AT LLOYD'S, LONDON, ENGLAND and takes effect on the effective date of said Certificate, unless another effective date is shown below, at the hour stated in said Certificate and expires concurrectly with said Certificate.

--------------------------------------------------------------------------------
COMPLETE ONLY WHEN THIS ENDORSEMENT IS NOT PREPARED WITH THE
CERTIFICATE OR IS NOT TO BE EFFECTIVE WITH THE CERTIFICATE
--------------------------------------------------------------------------------
Certificate No.           Issued To.               Effective Date




--------------------------------------------------------------------------------

DATE:_______            COUNTERSIGNED:_______________________
L.SIEND

                                   ENDORSEMENT

                               LOSS PAYABLE CLAUSE

It is agreed that:

1. Underwriters will pay, as their interest may appear, for their respective rights and obligations, the Assured and Harris Trust and Savings Bank, as Trustee for the benefit of Certificate holders under that certain Polling and Servicing Agreement, Dated as of September 1, 1996, among Asia Auto Receivables Company, as Seller, Asia Funding, Inc., as Servicer, and Harris Trust and Savings Bank, as Trustee, Custodian and Backup Services.

2. Underwriters may cancel this Certificate as allowed by Condition 29, provided however that no such cancellation shall be effective as to the loss payee as named herein, prior to expiration of 30 days after written notice of such cancellation.

3. In the event that Underwriters make any payments to the loss payee as named herein, Underwriters will obtain his or her rights against any other party.

All other terms and conditions remain unchanged.





This endorsement forms a part of and is for the attachment to the following described Certificate issued by certain UNDERWRITERS AT LLOYD'S, LONDON, ENGLAND and takes effect on the effective date of said Certificate, unless another effective date is shown above, at the hour stated in said Certificate and expires concurrently with said Certificate.

--------------------------------------------------------------------------------
COMPLETE ONLY WHEN THIS ENDORSEMENT IS NOT PREPARED WITH THE
CERTIFICATE OR IS NOT TO BE EFFECTIVE WITH THE CERTIFICATE
--------------------------------------------------------------------------------
Certificate No.            Issued To.                     Effective Date

FG980010V               ASTA FUNDING INC.               1ST SEPTEMBER 1996
--------------------------------------------------------------------------------

DATE:  23rd September 1996          AUTHORIZED SIGNATURES:
TR LL-11                                                   --------------------

                                                                       EXHIBIT J

                    Form of Request for Release of Documents

DATE:

TO:

RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Automobile Loans held by you for the referenced pool, we request the release of the Receivable File described below.

Pooling and Servicing Agreement Dated: September 1, 1996
Loan#:
Borrower Name(s)
Reason for Document Request: (circle one)

Auto Loan Prepaid in Full

Auto Loan Repurchased


"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


____________________
Asta Funding, Inc.
Authorized Signature
********************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement. You

                           Enclosed Documents:  [ ]  Certificate of Title
                                                [ ]  Promissory Note
                                                [ ]  Primary Insurance Policy
                                                [ ]  Assignment of Loan
                                                [ ]  Other: ________________

_________________________
Name

_________________________
Title

_________________________
Date

                                                                       EXHIBIT K

                    Form of Certificate of Non-Foreign Status

     Section 1446 of the Internal Revenue Code of 1986 (the "Code") provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner's allocable share of the partnership's effectively connected taxable income, if the partner is a foreign person. To inform Asta Auto Trust 1996-1 (the "Partnership") that the provisions of Section 1446 of the Code do not apply, the undersigned hereby certifies on behalf of __________________________ the following:

     1. _____________________ is not a foregoing corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Treasury Regulations promulgated thereunder);

     2. _____________________'s U.S. employer identification number is _____________________; and

     3. _____________________'s office address is____________________________.


     _____________________ hereby agrees to notify the Trust within sixty (60) days of the date it becomes a foreign person. __________________ understands that this certification may be disclosed to the Internal Revenue Service by the Partnership and that any false statement herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of _____________________.

                                       By: _______________________________
                                           Name:
                                           Title:
                                           Date:


                                      D-9